[GRAPHIC]                                                        Exhibit (17)(f)

FUNDS

SEMI-ANNUAL REPORT

JUNE 30, 2005


USLICO SERIES FUND

-   THE ASSET ALLOCATION PORTFOLIO

-   THE BOND PORTFOLIO

-   THE MONEY MARKET PORTFOLIO

-   THE STOCK PORTFOLIO

THIS REPORT IS SUBMITTED FOR GENERAL INFORMATION TO SHAREHOLDERS OF THE ING FUNDS. IT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE SHAREHOLDERS UNLESS ACCOMPANIED OR PRECEDED BY A PROSPECTUS WHICH INCLUDES DETAILS REGARDING THE FUNDS' INVESTMENT OBJECTIVES, RISKS, CHARGES, EXPENSES AND OTHER INFORMATION. THIS INFORMATION SHOULD BE READ CAREFULLY.

[ING LOGO]

                                TABLE OF CONTENTS

President's Letter                                                           1

Market Perspective                                                           2

Shareholder Expense Examples                                                 4

Statements of Assets and Liabilities                                         5

Statements of Operations                                                     6

Statements of Changes in Net Assets                                          7

Financial Highlights                                                         9

Notes to Financial Statements                                               13

Portfolios of Investments                                                   21

PROXY VOTING INFORMATION

A description of the policies and procedures that the Registrant uses to determine how to vote proxies related to portfolio securities is available (1) without charge, upon request, by calling Shareholder Services toll-free at 800-992-0180; (2) on the Registrant's website at www.ingfunds.com and (3) on the SEC's website at www.sec.gov. Information regarding how the Registrant voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Registrant's website at www.ingfunds.com and on the SEC's website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Registrant files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Registrant's Forms N-Q are available on the SEC's website at www.sec.gov. The Registrant's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330; and is available upon request from the Registrant by calling Shareholder Services toll-free at 800-992-0180.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                               PRESIDENT'S LETTER

[PHOTO OF JAMES M. HENNESSY]

Dear Shareholder,

We are in the midst of an exciting time here at ING Funds. We began the year by introducing a new ING global fund that gave investors an opportunity to invest in global companies with a history of attractive dividend yields.

The new fund was a bold and innovative opportunity and it captured the attention of investors. When the fund's initial offering period closed, it proved to be one of the five largest unleveraged closed-end funds in history.

The success of the new fund offering illustrates what ING Funds is really all about: fresh thinking in financial services. The fund's offering success also confirmed something else that we have long believed; namely, that investors are excited about opportunities beyond our shores.

As globalization grows, investment opportunities grow as well. In 1970, only about one-third of equity market capitalization was located abroad; by 2004, that number had jumped to 50 percent(1). It is often said that the world is becoming ever more complicated. This is undoubtedly true in the world of investments where the range of asset classes and investment techniques has never been wider. To take advantage of the opportunities that are now available, it is essential to seek investment partners who have the required breadth and depth of experience -- on a global basis.

Our goal at ING Funds is to deliver innovative investment products that help you, the investor, to achieve your financial dreams. We have also long been committed to uncovering opportunities worldwide.

We will continue to bring you opportunities -- wherever they occur. With access to more than 700 ING investment management professionals who are located around the world and who, in our consideration, deliver exceptional insight into markets in Europe, the Americas and the Asia-Pacific region, we believe we are in a unique position to help you take advantage of the opportunities that the world has to offer.

On behalf of everyone here at ING Funds, I thank you for your continued support and loyalty. We look forward to serving you in the future.

Sincerely,

/s/ James M. Hennessy


James M. Hennessy
President
ING Funds
July 27, 2005

----------
(1)  Morgan Stanley Capital International

     International investing does pose special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

     The views expressed in the President's Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

MARKET PERSPECTIVE:  SIX MONTHS ENDED JUNE 30, 2005

Global stocks posted mixed results in the first half of 2005 with the U.S market finally succumbing to inflation and interest rate fears while many international stocks advanced. As a whole, GLOBAL EQUITIES lost 0.7%, according to the Morgan Stanley Capital International ("MSCI") World Index(1) in dollars, including net reinvested dividends, dragged down by a resurgent DOLLAR, boosted by strong Gross Domestic Product ("GDP") growth, and rising short-term interest rates. The euro was further buffeted by the defeat of a proposal for a European constitution, followed by acrimonious stalemate on a European budget. For the six months, the U.S. dollar rose 11.9% against the euro, 7.1% against the pound and 8.1% against the oil price sensitive yen.

Trends in investment grade U.S. FIXED INCOME securities had been dominated since the middle of 2004 by the flattening of the Treasury yield curve as ten-year yields fell even as the Federal Open Market Committee ("FOMC") raised short-term interest rates five times in 2004 and then twice more in February and March of 2005. The trend had been temporarily broken in the last few weeks of the first quarter as risk appetites soured, but not for long. From April 1, evidence of slowing activity and firming inflation mounted. May saw the curve-flattening trend sustained by the eighth FOMC rate rise. Then Dallas Federal Reserve President Fisher said that the FOMC, after eight rate increases, was in the "eighth inning" of the tightening cycle, sending the ten-year Treasury yield plunging through 4%, squeezing the spread over the 90-day Bill on June 27th to 0.87%, a new low since April of 2001. But on the last day of the quarter the FOMC raised the Federal Funds rate for the ninth time, to 3.25%, and made it perfectly clear that extra innings were about to be played. For the six months, the yield on U.S. 10-year Treasury Notes fell by 0.27% to 3.95%, while the yield on 13-week Treasury Bills rose 0.88% to 3.06%. The return on the broader Lehman Brothers Aggregate Bond Index(2) was 2.5%, and the recovery of investors' risk appetites helped the Lehman Brothers High Yield Bond Index(3) add 1.1%.

The U.S. EQUITIES market in the form of the Standard & Poor's ("S&P") 500 Index(4), lost 0.8% in the first half of 2005 including dividends. At this point the market was trading at a price-to-earnings level of about 15.75 times earnings for the current fiscal year. An early retreat was relieved by encouraging elections in Iraq, an upsurge in merger and acquisition activity and generally better than expected company earnings. A solid employment report on March 4 propelled the S&P 500 Index to its best close of the quarter the next day. But the sell off was swift amid concerns about inflation and a slowing economy. Investors keenly watched the swirling crosscurrents in the fixed income markets. Falling bond yields make stocks relatively more attractive and have encouraged mortgage refinancing on a massive scale. The funds raised have tended not to stay long in the wallets of American consumers, keeping expansion strong. However, inexorably rising short-term rates dampen demand and profit margins. Little wonder then that Mr. Fisher's remarks encouraged the market to make a run in June from the previous March 7 high. Although, it was tripped up by the other major influence on stocks in recent quarters: the surging price of oil, which is potentially inflationary through costs and deflationary since it acts like a tax. The price of a barrel of oil for July delivery reached a new record on June 17, stopping the stock market rally in its tracks. June ended on a down note when the FOMC indicated that the tightening game was far from over.

JAPAN EQUITIES fell 5.8%, based on the MSCI Japan Index(5) plus net dividends in dollars, but rose 1.8% in local currency. By month end the broad market was trading at about 15.5 times current fiscal year earnings. The period saw the familiar raft of macro-economic disappointments, but from May the news improved. GDP growth was estimated at 4.9% after three weak quarters. Profits are growing in Japan, by 15.8% in the first quarter, and the banks' bad loan crisis appears to be over.

EUROPEAN EX UK markets jumped 11.3% in local currencies during the first six months of 2005, repeatedly reaching three-year high levels, but fell 1.1% in dollars, according to the MSCI Europe ex UK Index(6) including net dividends. Markets were trading on average at about 13.5 times earnings for the current fiscal year. Such bullish performance belied bearish economic conditions with high unemployment and barely growing economies. This and the political setbacks referred to above served only to depress the euro. Stock markets cheered the weaker currency, while corporate profits held up and merger and acquisition activity revived, allowing stocks to rise in the face of record low bond yields.

The UK market gained 8.1% in sterling, based on the MSCI UK Index(7) including net dividends, making new four-year highs, but only 0.9% in dollars. It was then trading at just under 13 times current fiscal year earnings. The UK economy as a whole has been healthy, with 3.2% growth in 2004 and low unemployment. However, over-stretched consumers and soaring real estate prices held growth in check. Five interest rate increases through August 2004 eventually took their toll. By the end of June, house prices were falling, manufacturing was in decline and GDP growth slowed. The next move in interest rates, in our opinion, clearly is a decrease and it was this expectation, plus a weaker pound that boosted a fairly inexpensive stock market.

----------
(1) The MSCI WORLD INDEX is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

(2) The LEHMAN BROTHERS AGGREGATE BOND INDEX is a widely recognized, unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(3) The LEHMAN BROTHERS HIGH YIELD BOND INDEX is an unmanaged index that measures the performance of fixed-income securities generally representative of corporate bonds rated below investment-grade.

(4) The STANDARD & POOR'S 500 INDEX is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(5) The MSCI JAPAN INDEX is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(6) The MSCI EUROPE EX UK INDEX is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(7) The MSCI UK INDEX is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

ALL INDICES ARE UNMANAGED AND INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE FUNDS' PERFORMANCE IS SUBJECT TO CHANGE SINCE THE PERIOD'S END AND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA SHOWN. PLEASE CALL (800) 992-0180 OR LOG ON TO www.ingfunds.com TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END.

MARKET PERSPECTIVE REFLECTS THE VIEWS OF THE CHIEF INVESTMENT RISK OFFICER ONLY THROUGH THE END OF THE PERIOD, AND IS SUBJECT TO CHANGE BASED ON MARKET AND OTHER CONDITIONS.

                    SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution [and/or service] (12b-1) fees; and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2005 to June 30, 2005.

ACTUAL EXPENSES

The first section of the table shown, "Actual Fund Return", provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table shown, "Hypothetical 5% Return", provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                   BEGINNING          ENDING                         EXPENSES PAID
                                                    ACCOUNT          ACCOUNT         ANNUALIZED     DURING THE SIX
                                                     VALUE            VALUE           EXPENSE        MONTHS ENDED
USLICO SERIES FUND                              JANUARY 1, 2005   JUNE 30, 2005        RATIO        JUNE 30, 2005*
------------------                              ---------------   -------------      ----------     --------------
Actual Fund Return
Asset Allocation Portfolio                      $      1,000.00   $      1,004.10         0.90%      $          4.47
Bond Portfolio                                         1,000.00          1,026.40         0.90                  4.52
Money Market Portfolio                                 1,000.00          1,010.50         0.70                  3.49
Stock Portfolio                                        1,000.00            986.60         0.90                  4.43
Hypothetical (5% return before expenses)
Asset Allocation Portfolio                      $      1,000.00   $      1,020.33         0.90%      $          4.51
Bond Portfolio                                         1,000.00          1,020.33         0.90                  4.51
Money Market Portfolio                                 1,000.00          1,021.32         0.70                  3.51
Stock Portfolio                                        1,000.00          1,020.33         0.90                  4.51

----------
* Expenses are equal to each Portfolio's respective annualized expense ratios multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

      STATEMENTS OF ASSETS AND LIABILITIES AS OF JUNE 30, 2005 (UNAUDITED)

                                                            THE               THE                  THE                 THE
                                                     ASSET ALLOCATION         BOND             MONEY MARKET           STOCK
                                                         PORTFOLIO          PORTFOLIO            PORTFOLIO           PORTFOLIO
                                                         ---------          ---------            ---------           ---------
ASSETS:
Investments in securities at value*                  $     12,388,397    $      2,826,920    $             --    $     14,984,081
Short-term investments at amortized cost                           --                  --           5,227,093                  --
Repurchase agreement                                        1,768,000             727,000             846,000           1,239,000
Cash                                                              241                 753                 331                 257
Receivables:
     Investment securities sold                                44,637              22,034                  --                  --
     Dividends and interest                                    38,313              16,790              19,760              11,965
Prepaid expenses                                                  207                  49                  96                 251
Reimbursement due from manager                                    156               5,604               2,550                  --
                                                     ----------------    ----------------    ----------------    ----------------
          Total assets                                     14,239,951           3,599,150           6,095,830          16,235,554
                                                     ----------------    ----------------    ----------------    ----------------
LIABILITIES:
Payable for investment securities purchased                 1,228,148             713,295                  --                  --
Income distribution payable                                        --                  --              12,040                  --
Payable to affiliates                                           3,786                 828               1,694               9,571
Payable for trustee fees                                          546               1,916               2,099               2,284
Other accrued expenses and liabilities                         34,834               3,690              16,589              29,874
                                                     ----------------    ----------------    ----------------    ----------------
          Total liabilities                                 1,267,314             719,729              32,422              41,729
                                                     ----------------    ----------------    ----------------    ----------------
NET ASSETS                                           $     12,972,637    $      2,879,421    $      6,063,408    $     16,193,825
                                                     ================    ================    ================    ================
NET ASSETS WERE COMPRISED OF:
Paid-in capital                                      $     16,545,169    $      2,900,693    $      6,063,986    $     29,156,501
Undistributed net investment income
   (accumulated net investment loss)                           60,729              22,496                  (1)             19,845
Accumulated net realized loss on investments               (4,445,344)            (52,605)               (577)        (14,383,372)
Net unrealized appreciation on investments                    812,083               8,837                  --           1,400,851
                                                     ----------------    ----------------    ----------------    ----------------
NET ASSETS                                           $     12,972,637    $      2,879,421    $      6,063,408    $     16,193,825
                                                     ================    ================    ================    ================

----------
*Cost of investments in securities                   $     11,576,314    $      2,818,083    $             --    $     13,583,230

Net assets                                           $     12,972,637    $      2,879,421    $      6,063,408    $     16,193,825
Shares authorized                                           unlimited           unlimited           unlimited           unlimited
Par value                                            $          0.001    $          0.001    $          0.001    $          0.001
Shares outstanding                                          1,365,606             285,231           6,064,055           2,200,089
Net asset value and redemption price per share       $           9.50    $          10.10    $           1.00    $           7.36

                 See Accompanying Notes to Financial Statements

   STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2005 (UNAUDITED)

                                                                    THE             THE               THE             THE
                                                              ASSET ALLOCATION      BOND          MONEY MARKET       STOCK
                                                                  PORTFOLIO       PORTFOLIO        PORTFOLIO       PORTFOLIO
                                                                  ---------       ---------        ---------       ---------
INVESTMENT INCOME:
Dividends, net foreign taxes withheld*                         $        51,489   $        487   $            --   $     97,560
Interest                                                               120,363         59,950            81,782         15,198
                                                               ---------------   ------------   ---------------   ------------
     Total investment income                                           171,852         60,437            81,782        112,758
                                                               ---------------   ------------   ---------------   ------------
EXPENSES:
Investment management fees                                              32,114          7,104            14,533         39,754
Transfer agent fees                                                         56            358               358             56
Administrative service fees                                              6,423          1,421             2,907          7,950
Shareholder reporting expense                                           10,709          1,835             3,033         10,668
Professional fees                                                       12,830          3,050             6,528         10,426
Custody and accounting expense                                          11,765          4,623             3,760          3,807
Trustee fees                                                               897            362             1,083            514
Miscellaneous expense                                                      467            875               272            788
                                                               ---------------   ------------   ---------------   ------------
     Total expenses                                                     75,261         19,629            32,474         73,963
     Net waived and reimbursed fees                                    (17,407)        (7,457)          (12,110)        (2,544)
                                                               ---------------   ------------   ---------------   ------------
     Net expenses                                                       57,854         12,172            20,364         71,419
                                                               ---------------   ------------   ---------------   ------------
Net investment income                                                  113,998         48,266            61,418         41,339
                                                               ---------------   ------------   ---------------   ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments                                       329,078         19,261                67        507,462
Net change in unrealized appreciation or
   depreciation on investments                                        (386,639)         4,792                --       (768,081)
                                                               ---------------   ------------   ---------------   ------------
Net realized and unrealized gain (loss) on investments                 (57,561)        24,053                67       (260,619)
                                                               ---------------   ------------   ---------------   ------------
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS    $        56,437   $     72,319   $        61,485   $   (219,280)
                                                               ===============   ============   ===============   ============
----------
*Foreign taxes withheld                                        $            93   $         --   $            --   $        194

                 See Accompanying Notes to Financial Statements

                 STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

                                                           THE ASSET ALLOCATION PORTFOLIO         THE BOND PORTFOLIO
                                                           ------------------------------    -------------------------------
                                                             SIX MONTHS          YEAR          SIX MONTHS         YEAR
                                                                ENDED            ENDED           ENDED            ENDED
                                                               JUNE 30,       DECEMBER 31,      JUNE 30,       DECEMBER 31,
                                                                2005              2004            2005             2004
                                                                ----              ----            ----             ----
FROM OPERATIONS:
Net investment income                                      $      113,998   $      206,897   $       48,266   $       88,744
Net realized gain on investments                                  329,078        1,107,793           19,261           65,226
Net change in unrealized appreciation or depreciation on
   investments                                                   (386,639)        (256,489)           4,792          (32,155)
                                                           --------------   --------------   --------------   --------------
   Net increase in net assets resulting from operations            56,437        1,058,201           72,319          121,815
                                                           --------------   --------------   --------------   --------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income                                             (53,269)        (221,813)         (26,063)         (95,495)
                                                           --------------   --------------   --------------   --------------
Total distributions                                               (53,269)        (221,813)         (26,063)         (95,495)
                                                           --------------   --------------   --------------   --------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                                   67,542           57,686            1,054               --
Dividends reinvested                                               53,269          221,813           26,063           95,495
                                                           --------------   --------------   --------------   --------------
                                                                  120,811          279,499           27,117           95,495
Cost of shares redeemed                                          (179,684)      (1,238,181)         (60,518)        (246,394)
                                                           --------------   --------------   --------------   --------------
Net decrease in net assets resulting from capital share
   transactions                                                   (58,873)        (958,682)         (33,401)        (150,899)
                                                           --------------   --------------   --------------   --------------
Net increase (decrease) in net assets                             (55,705)        (122,294)          12,855         (124,579)
                                                           --------------   --------------   --------------   --------------
NET ASSETS:
Beginning of period                                            13,028,342       13,150,636        2,866,566        2,991,145
                                                           --------------   --------------   --------------   --------------
End of period                                              $   12,972,637   $   13,028,342   $    2,879,421   $    2,866,566
                                                           ==============   ==============   ==============   ==============
Undistributed net investment income at end of period       $       60,729   $           --   $       22,496   $          293
                                                           ==============   ==============   ==============   ==============

                 See Accompanying Notes to Financial Statements

                                                              THE MONEY MARKET PORTFOLIO          THE STOCK PORTFOLIO
                                                           -------------------------------   -------------------------------
                                                              SIX MONTHS       YEAR            SIX MONTHS         YEAR
                                                                 ENDED         ENDED             ENDED            ENDED
                                                                JUNE 30,     DECEMBER 31,       JUNE 30,       DECEMBER 31,
                                                                 2005           2004             2005             2004
                                                                 ----           ----             ----             ----
FROM OPERATIONS:
Net investment income                                      $       61,418   $       34,108   $       41,339   $       46,861
Net realized gain (loss) on investments                                67             (644)         507,462        2,198,605
Net change in unrealized appreciation or depreciation on
   investments                                                         --               --         (768,081)        (675,185)
                                                           --------------   --------------   --------------   --------------
   Net increase (decrease) in net assets resulting
     from operations                                               61,485           33,464         (219,280)       1,570,281
                                                           --------------   --------------   --------------   --------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income                                             (61,427)         (34,100)         (21,494)         (46,861)
Return of capital                                                      --               --               --          (33,220)
                                                           --------------   --------------   --------------   --------------
Total distributions                                               (61,427)         (34,100)         (21,494)         (80,081)
                                                           --------------   --------------   --------------   --------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                                  176,177           17,915          129,457          536,541
Dividends reinvested                                               56,351           28,447           21,494           80,081
                                                           --------------   --------------   --------------   --------------
                                                                  232,528           46,362          150,951          616,622
Cost of shares redeemed                                           (12,203)        (387,653)         (35,200)         (70,495)
                                                           --------------   --------------   --------------   --------------
Net increase in net assets resulting from capital share
   transactions                                                   220,325         (341,291)         115,751          546,127
                                                           --------------   --------------   --------------   --------------
Net increase (decrease) in net assets                             220,383         (341,927)        (125,023)       2,036,327
                                                           --------------   --------------   --------------   --------------
NET ASSETS:
Beginning of period                                             5,843,025        6,184,952       16,318,848       14,282,521
                                                           --------------   --------------   --------------   --------------
End of period                                              $    6,063,408   $    5,843,025   $   16,193,825   $   16,318,848
                                                           ==============   ==============   ==============   ==============
Undistributed net investment income (distributions in
   excess of net investment income) at end of period       $           (1)  $            8   $       19,845   $           --
                                                           ==============   ==============   ==============   ==============

                 See Accompanying Notes to Financial Statements

THE USLICO ASSET ALLOCATION PORTFOLIO (UNAUDITED)           FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                              SIX MONTHS
                                                                ENDED                      YEAR ENDED DECEMBER 31,
                                                               JUNE 30,   -------------------------------------------------------
                                                                 2005        2004       2003      2002       2001(1)       2000
---------------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of period                    $        9.50        8.90       7.64       8.64       11.04       12.68
  Income (loss) from investment operations:
  Net investment income                                   $        0.08        0.15       0.15       0.19        0.22        0.18
  Net realized and unrealized gain (loss) on investments  $       (0.04)       0.61       1.25      (0.94)      (2.43)      (1.41)
  Total from investment operations                        $        0.04        0.76       1.40      (0.75)      (2.21)      (1.23)
  Less distributions from:
  Net investment income                                   $        0.04        0.16       0.14       0.25        0.19        0.18
  Net realized gain on investments                        $          --          --         --         --          --        0.23
  Total distributions                                     $        0.04        0.16       0.14       0.25        0.19        0.41
  Net asset value, end of period                          $        9.50        9.50       8.90       7.64        8.64       11.04
  TOTAL RETURN(2)                                         %        0.41        8.61      18.54      (8.72)     (20.09)      (9.80)

RATIOS AND SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                       $      12,973      13,028     13,151     11,603      12,752      15,591
  Ratios to average net assets:
  Net expenses after expense reimbursement(3)(4)          %        0.90        0.90       0.91       0.90        0.90        0.90
  Gross expenses prior to expense reimbursement(3)        %        1.17        1.09       1.07       1.34        1.76        1.18
  Net investment income after expense reimbursement(3)(4) %        1.77        1.60       1.81       2.42        2.37*       1.44
  Portfolio turnover rate                                 %         134         252        210        258         354         243

(1) Effective May 11, 2001, ING Investments, LLC ceased serving as the Sub-Adviser to the Portfolio and began serving as Investment Manager to the Portfolio.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total returns for periods less than one year are not annualized.
(3) The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.
(4)  Annualized for periods less than one year.
* Had the Portfolio not amortized premiums and accreted discounts the ratio of net investment income to average net assets would have been 2.09%.

                 See Accompanying Notes to Financial Statements

THE USLICO BOND PORTFOLIO (UNAUDITED)                       FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                              SIX MONTHS
                                                                ENDED                      YEAR ENDED DECEMBER 31,
                                                               JUNE 30,   -------------------------------------------------------
                                                                 2005        2004       2003      2002       2001(1)       2000
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of period                    $        9.93        9.84       9.75       9.41        9.21        9.01
  Income from investment operations:
  Net investment income                                   $        0.17        0.30       0.36       0.39        0.48        0.40
  Net realized and unrealized gain on investments         $        0.09        0.12       0.08       0.35        0.11        0.20
  Total from investment operations                        $        0.26        0.42       0.44       0.74        0.59        0.60
  Less distributions from:
  Net investment income                                   $        0.09        0.33       0.35       0.40        0.39        0.40
  Total distributions                                     $        0.09        0.33       0.35       0.40        0.39        0.40
  Net asset value, end of period                          $       10.10        9.93       9.84       9.75        9.41        9.21
  TOTAL RETURN(2)                                         %        2.64        4.29       4.57       8.07        6.47        6.74
RATIOS AND SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                       $       2,880       2,867      2,991      3,086       2,846       2,881
  Ratios to average net assets:
  Net expenses after expense reimbursement(3)(4)          %        0.90        0.90       0.91       0.89        0.90        0.90
  Gross expenses prior to expense reimbursement(3)        %        1.38        1.25       1.52       1.37        2.15        1.83
  Net investment income after expense reimbursement(3)(4) %        3.46        3.01       3.65       4.20        5.02*       4.30
  Portfolio turnover rate                                 %         265         463        368        159         215          49


(1) Effective May 11, 2001, ING Investments, LLC ceased serving as the Sub-Adviser to the Portfolio and began serving as Investment Manager to the Portfolio.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total returns for periods less than one year are not annualized.

(3) The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

(4)  Annualized for periods less than one year.

* Had the Portfolio not amortized premiums and accreted discounts the ratio of net investment income to average net assets would have been 4.56%.

                 See Accompanying Notes to Financial Statements

THE USLICO MONEY MARKET PORTFOLIO (UNAUDITED)               FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                              SIX MONTHS
                                                                ENDED                      YEAR ENDED DECEMBER 31,
                                                               JUNE 30,   -------------------------------------------------------
                                                                 2005        2004       2003      2002       2001(1)       2000
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of period                    $        1.00        1.00       1.00       1.00        1.00        1.00
  Income from investment operations:
  Net investment income                                   $        0.01        0.01       0.00*      0.01        0.03        0.05
  Total from investment operations                        $        0.01        0.01       0.00*      0.01        0.03        0.05
  Less distributions from:
  Net investment income                                   $        0.01        0.01       0.00*      0.01        0.03        0.05
  Total distributions                                     $        0.01        0.01       0.00*      0.01        0.03        0.05
  Net asset value, end of period                          $        1.00        1.00       1.00       1.00        1.00        1.00
  TOTAL RETURN(2)                                         %        1.05        0.57       0.28       0.88        3.14        5.59
RATIOS AND SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                       $       6,063       5,843      6,185      6,450       6,400       6,331
  Ratios to average net assets:
  Net expenses after expense reimbursement(3)(4)          %        0.70        0.88       0.90       0.78        0.90        0.90
  Gross expenses prior to expense reimbursement(3)        %        1.12        1.22       1.11       1.03        1.63        1.34
  Net investment income after expense reimbursement(3)(4) %        2.11        0.57       0.28       0.97        3.13        5.45

(1) Effective May 11, 2001, ING Investments, LLC ceased serving as the Sub-Adviser to the Portfolio and began serving as Investment Manager to the Portfolio.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total returns for periods less than one year are not annualized.

(3) The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

(4)  Annualized for periods less than one year.

*    Amount is less than $0.01 per share.

                 See Accompanying Notes to Financial Statements

THE USLICO STOCK PORTFOLIO (UNAUDITED)                      FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                              SIX MONTHS
                                                                ENDED                      YEAR ENDED DECEMBER 31,
                                                               JUNE 30,   -------------------------------------------------------
                                                                 2005        2004       2003      2002       2001(1)       2000
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                     $        7.47        6.77       4.96       7.32       12.42       16.06
 Income (loss) from investment operations:
 Net investment income (loss)                             $        0.03        0.02      (0.01)     (0.04)      (0.05)      (0.02)
 Net realized and unrealized gain (loss) on investments   $       (0.12)       0.72       1.82      (2.32)      (5.05)      (3.18)
 Total from investment operations                         $       (0.09)       0.74       1.81      (2.36)      (5.10)      (3.20)
 Less distributions from:
 Net investment income                                    $        0.02        0.02         --         --          --          --
 Net realized gain on investments                         $          --          --         --         --          --        0.44
 Return of capital                                        $          --        0.02         --         --          --          --
 Total distributions                                      $        0.02        0.04         --         --          --        0.44
 Net asset value, end of period                           $        7.36        7.47       6.77       4.96        7.32       12.42
 TOTAL RETURN(2)                                          %       (1.34)      10.90      36.49     (32.24)     (41.06)     (19.94)
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                        $      16,194      16,319     14,283     10,140      14,972      26,513
 Ratios to average net assets:
 Net expenses after expense
 reimbursement/recoupment(3)(4)                           %        0.90        0.90       0.90       0.90        0.90        0.62
 Gross expenses prior to expense
 reimbursement/recoupment(3)                              %        0.93        0.81       1.08       1.47        1.42        0.87
 Net investment income (loss) after expense
 reimbursement/recoupment(3)(4)                           %        0.52        0.31      (0.24)     (0.59)      (0.61)      (0.11)
 Portfolio turnover rate                                  %          39         110        189        418         510         365

(1) Effective May 11, 2001, ING Investments, LLC began serving as Investment Manager to the Portfolio.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total returns for periods less than one year are not annualized.

(3) The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

(4)  Annualized for periods less than one year.

                 See Accompanying Notes to Financial Statements

          NOTES TO FINANCIAL STATEMENTS AS OF JUNE 30, 2005 (UNAUDITED)

NOTE 1 -- ORGANIZATION

ORGANIZATION. USLICO Series Fund (the "Fund") is an open-end, diversified management investment company registered under the Investment Company Act of 1940 and consists of four separate portfolios. The four portfolios of the Fund are as follows: The Asset Allocation Portfolio ("Asset Allocation Portfolio"), The Bond Portfolio ("Bond Portfolio"), The Money Market Portfolio ("Money Market Portfolio") and The Stock Portfolio ("Stock Portfolio"). Each Portfolio has its own investment objectives and policies which are detailed in the Prospectus.

The following is a brief description of each Portfolio's investment objective:

- Asset Allocation Portfolio seeks to obtain high total return with reduced risk over the long term by allocating its assets among stocks, bonds, and short-term instruments;

- Bond Portfolio seeks a high level of income consistent with prudent risk and the preservation of capital;

- Money Market Portfolio seeks maximum current income consistent with preservation of capital and maintenance of liquidity; and

-    Stock Portfolio seeks intermediate and long-term growth of capital.

The Fund was organized as a business trust under the laws of Massachusetts on January 19, 1988. Shares of the Portfolio are sold only to separate accounts of ReliaStar Life Insurance Company (ReliaStar Life) and ReliaStar Life Insurance Company of New York (ReliaStar Life of New York, a wholly-owned subsidiary of ReliaStar Life) to serve as the investment medium for variable life insurance policies issued by these companies. The separate accounts invest in shares of one or more of the Portfolios, in accordance with allocation instructions received from policyowners. Each Portfolio share outstanding represents a beneficial interest in the respective Portfolio.

ING Investments, LLC ("ING Investments"), an Arizona limited liability company, serves as the Investment Manager to the Portfolios. ING Investments has engaged ING Investment Management Co. ("ING IM"), a Connecticut corporation, to serve as the Sub-Adviser to the Portfolios. ING Funds Distributor, LLC (the "Distributor") is the principal underwriter of the Portfolios. ING Funds Services, LLC serves as the administrator to each Portfolio. ING Investments, ING IM, the Distributor and ING Funds Services, LLC are indirect, wholly-owned subsidiaries of ING Groep N.V. ("ING Groep"). ING Groep is one of the largest financial services organizations in the world, and offers an array of banking, insurance and asset management services to both individuals and institutional investors.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Such policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

A. SECURITY VALUATION. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ are valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Portfolios' valuation procedures. U.S. Government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

     Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as determined in good faith by or under the supervision of the Board of Trustees ("Board"), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Portfolio calculates its net asset value may also be valued at their fair values as determined in good faith by or under the supervision of the Board, in accordance with methods that are specifically authorized by the Board. If an event occurs after the time at which the market for foreign securities held by the Portfolio closes but before the time that the Portfolio's NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time the Portfolio determines its NAV. In such a case, the Portfolio will use the fair value of such securities as determined under the Portfolio's valuation procedures. Events after the close of trading on a foreign market that could require the Portfolio to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security's fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Portfolio calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that the Portfolio could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, the Portfolio is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes the Portfolio to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time the Portfolio determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Portfolio's NAV. Investments in securities maturing in 60 days or less, as well as all securities in the Money Market Portfolio, are valued at amortized cost, which, when combined with accrued interest, approximates market value.

B. SECURITY TRANSACTIONS AND REVENUE RECOGNITION. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Portfolios. Premium amortization and discount accretion are determined by the effective yield method.

C. PURCHASES AND SALES. Purchases and sales of Portfolio shares are made on the basis of the net asset value per share prevailing at the close of business on the preceding business day.

D. DISTRIBUTIONS TO SHAREHOLDERS. The Portfolios record distributions to their shareholders on ex-dividend date. Dividends from net investment income and capital gains, if any, are declared and paid annually by the Portfolios. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America for investment companies.

E. FEDERAL INCOME TAXES. It is the policy of the Portfolios to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

F. USE OF ESTIMATES. Management of the Portfolios has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with accounting principles generally accepted in the United States of America for investment companies. Actual results could differ from these estimates.

G. REPURCHASE AGREEMENTS. Each Portfolio may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Portfolio will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Portfolio. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest is at least equal to the repurchase price. There would be potential loss to the Portfolio in the event the Portfolio is delayed or prevented from exercising its right to dispose of the collateral, and it might incur disposition costs in liquidating the collateral.

H. ILLIQUID AND RESTRICTED SECURITIES. The Portfolios may not invest more than 10% of their net assets in illiquid securities. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Portfolios to sell them promptly at an acceptable price. Each Portfolio may also invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933 ("1933 Act") or securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Certain restricted securities may be considered liquid pursuant to procedures adopted by the Board or may be deemed to be illiquid because they may not be readily marketable. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board.

I. DELAYED DELIVERY TRANSACTIONS. The Portfolios may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such is identified in each Portfolio's Portfolio of Investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolios are required to segregate liquid assets sufficient to cover the purchase price.

J. MORTGAGE DOLLAR ROLL TRANSACTIONS. In connection with a Portfolio's ability to purchase or sell securities on a when-issued basis, the Portfolios may engage in dollar roll transactions with respect to mortgage-backed securities issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corp. In a dollar roll transaction, a Portfolio sells a mortgage-backed security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution on a delayed delivery basis an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. The Portfolios account for dollar roll transactions as purchases and sales.

K. OPTIONS CONTRACTS. Stock and Asset Allocation Portfolios may purchase put and call options and may write (sell) call options on debt and other securities in standardized contracts traded on national securities exchanges or boards of trade. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. The Portfolios will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a call option is that the Portfolios give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Portfolios may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolios pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

NOTE 3 -- INVESTMENT TRANSACTIONS

For the six months ended June 30, 2005, the cost of purchases and the proceeds from the sales of securities, excluding short-term securities, were as follows:

                                                 PURCHASES        SALES
                                                 ---------        -----
Asset Allocation Portfolio                     $   4,247,112  $   4,670,631
Bond Portfolio                                       856,646        970,164
Stock Portfolio                                    5,920,045      6,407,211

U.S. Government securities not included above were as follows:

                                                 PURCHASES        SALES
                                                 ---------        -----
Asset Allocation Portfolio                     $  12,248,383  $  11,960,970
Bond Portfolio                                     6,421,092      6,381,210

NOTE 4 -- INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

The Portfolios have entered into an Investment Management Agreement with ING Investments (the "Investment Manager"). The Investment Management Agreement compensates the Investment Manager with a fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio, at the annual percentage rate of 0.50% on the first $100 million of average daily net assets and 0.45% of average daily net assets in excess thereof.

The Investment Manager entered into a Sub-Advisory Agreement with ING IM. Subject to such policies as the Board or the Investment Manager may determine, ING IM manages the Portfolios' assets in accordance with the Portfolios' investment objectives, policies, and limitations.

The Investment Manager has contractually agreed to limit management fees charged to each of the Portfolios to the extent they exceed 0.25% of the average daily net assets of each Portfolio. The insurance companies pay any management fees above that amount. The Investment Manager has also agreed to limit expenses of each Portfolio, excluding management fees, interest, taxes, brokerage and extraordinary expenses, that are subject to the limitation, to 0.65% of the average net assets of each Portfolio.

The Investment Manager may at a later date recoup from a Portfolio for management fees waived and other expenses assumed by the Investment Manager during the previous 36 months, but only if, after such reimbursement, the Portfolios' expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Manager of such waived and reimbursed fees are reflected on the accompanying Statements of Operations.

As of June 30, 2005, the amounts of waived and reimbursed fees that are subject to possible recoupment by the Investment Manager and the related expiration dates are as follows:

                                                    JUNE 30, 2005,
                                          ----------------------------------
                                             2006        2007        2008       TOTAL
                                             ----        ----        ----       -----
Asset Allocation Portfolio                $   16,730  $    9,644  $    1,350  $   29,576
Bond Portfolio                                 8,271      15,651       5,654      27,724
Money Market Portfolio                         2,167      16,482         496      19,145

The Expense Limitation Agreement is contractual and shall renew automatically for one-year terms unless ING Investments provides written notice of the termination of the Expense Limitation Agreement within 90 days of the end of the then current term.

Effective January 1, 2005, pursuant to a side agreement, the Investment Manager has lowered the expense limit, exclusive of management fees, to 0.45% for the Money Market Portfolio through at least December 31, 2005. There is no guarantee that the side agreement will continue after that date. The side agreement will only renew if the Investment Manager elects to renew it. If after December 31, 2005, the Investment Manager elects not to renew the side agreement, the expense limit will revert to the limitation under the Money Market Portfolio's current expense limitation agreement of 0.65%. Any fees waived pursuant to the side agreement shall not be eligible for recoupment.

Pursuant to an Administration Agreement, ING Funds Services, LLC ("IFS") serves as administrator and provides certain administrative and shareholder services necessary for Portfolio operations and is responsible for the supervision of other service providers. IFS is entitled to receive from each Portfolio a fee at an annual rate of 0.10% of each Portfolio's average daily net assets.

ING Funds Distributor, LLC serves as Distributor of the Portfolios. No fees are charged to the Portfolios for distribution services.

NOTE 5 -- OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

At June 30, 2005, the Portfolios had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities (see Note
4):

                                         ACCRUED
                                        INVESTMENT        ACCRUED          ACCRUED
                                        MANAGEMENT     ADMINISTRATIVE   REIMBURSEMENT
                                           FEE          SERVICE FEE        EXPENSE        TOTAL
                                           ---          -----------        -------        -----
Asset Allocation Portfolio           $         2,704  $         1,082   $           --  $    3,786
Bond Portfolio                                   591              237               --         828
Money Market Portfolio                         1,210              484               --       1,694
Stock Portfolio                                3,346            1,338            4,887       9,571

Each Portfolio has adopted a Retirement Policy covering all independent trustees of the Portfolio who will have served as an independent trustee for at least five years at the time of retirement. Benefits under this plan are based on an annual rate as defined in the plan agreement.

NOTE 6 -- OTHER ACCRUED EXPENSES AND LIABILITIES

At June 30, 2005, the Portfolios had the following payables included in Other Accrued Expenses and Liabilities that exceeded 5% of total liabilities on the Statements of Assets and Liabilities:

                                                            PAYABLE FOR
                             PAYABLE FOR    PAYABLE FOR     SHAREHOLDER     PAYABLE FOR
                               CUSTODY      PROFESSIONAL     REPORTING        TRUSTEE
                                FEES           FEES           EXPENSE          FEES
                                ----           ----           -------          ----
Money Market Portfolio     $        3,013  $        9,637  $        2,622  $        2,099
Stock Portfolio                     2,195          12,997          14,035           2,284

NOTE 7 -- LINE OF CREDIT

The Portfolios, in addition to certain other funds managed by the Investment Manager, have entered into an unsecured committed revolving line of credit agreement (the "Credit Agreement") with The Bank of New York for an aggregate amount of $125,000,000. The proceeds may be used to: (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the funds; and (3) enable the funds to meet other emergency expenses as defined in the Credit Agreement. The funds to which the line of credit is available pay a commitment fee equal to 0.09% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. During the six months ended June 30, 2005, the Portfolios did not utilize the line of credit.

NOTE 8 -- CAPITAL SHARE TRANSACTIONS

Transactions in capital shares and dollars were as follows:

                                                    ASSET ALLOCATION PORTFOLIO            BOND PORTFOLIO
                                                  -----------------------------   -----------------------------
                                                    SIX MONTHS        YEAR         SIX MONTHS         YEAR
                                                      ENDED           ENDED           ENDED           ENDED
                                                     JUNE 30,      DECEMBER 31,      JUNE 30,      DECEMBER 31,
                                                      2005             2004           2005             2004
                                                      ----             ----           ----             ----
(NUMBER OF SHARES)
Shares sold                                               7,208           6,072             105              --
Dividends reinvested                                      5,728          24,078           2,648           9,686
Shares redeemed                                         (18,893)       (136,003)         (6,088)        (25,175)
                                                  -------------   -------------   -------------   -------------
Net decrease in shares outstanding                       (5,957)       (105,853)         (3,335)        (15,489)
                                                  =============   =============   =============   =============

($)
Shares sold                                       $      67,542   $      57,686   $       1,054  $           --
Dividends reinvested                                     53,269         221,813          26,063          95,495
Shares redeemed                                        (179,684)     (1,238,181)        (60,518)       (246,394)
                                                  -------------   -------------   -------------   -------------
Net decrease                                      $     (58,873)  $    (958,682)  $     (33,401)  $    (150,899)
                                                  =============   =============   =============   =============

                                                       MONEY MARKET PORTFOLIO           STOCK PORTFOLIO
                                                  -----------------------------   -----------------------------
                                                    SIX MONTHS        YEAR          SIX MONTHS        YEAR
                                                      ENDED           ENDED           ENDED           ENDED
                                                     JUNE 30,      DECEMBER 31,      JUNE 30,      DECEMBER 31,
                                                       2005           2004             2005           2004
                                                       ----            ----            ----           ----
(NUMBER OF SHARES)
Shares sold                                             176,177          17,915          17,645          75,289
Shares reinvested                                        56,351          28,447           2,969          11,004
Shares redeemed                                         (12,203)       (387,653)         (4,790)        (10,367)
                                                  -------------   -------------   -------------   -------------
Net increase (decrease) in shares outstanding           220,325        (341,291)         15,824          75,926
                                                  =============   =============   =============   =============

($)
Shares sold                                       $     176,177   $      17,915   $     129,457   $     536,541
Shares reinvested                                        56,351          28,447          21,494          80,081
Shares redeemed                                         (12,203)       (387,653)        (35,200)        (70,495)
                                                  -------------   -------------   -------------   -------------
Net increase (decrease)                           $     220,325   $    (341,291)  $     115,751   $     546,127
                                                  =============   =============   =============   =============

NOTE 9 -- FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of available earnings and profits, current and accumulated, for tax purposes are reported as distributions of paid-in capital.

The tax composition of dividends and distributions to shareholders was as follows:

                                              SIX MONTHS
                                                ENDED                     YEAR ENDED
                                            JUNE 30, 2005              DECEMBER 31, 2004
                                           ---------------    -----------------------------------
                                           ORDINARY INCOME    ORDINARY INCOME   RETURN OF CAPITAL
                                           ---------------    ---------------   -----------------
Asset Allocation Portfolio                   $     53,269       $    221,813       $      --
Bond Portfolio                                     26,063             95,495              --
Money Market Portfolio                             61,427             34,100              --
Stock Portfolio                                    21,494             46,861          33,220

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2004 were as follows:

                               UNDISTRIBUTED   UNDISTRIBUTED     UNREALIZED      POST OCTOBER      CAPITAL
                                 ORDINARY        LONG-TERM      APPRECIATION    CAPITAL LOSSES      LOSS         EXPIRATION
                                 INCOME        CAPITAL GAIN    (DEPRECIATION)      DEFERRED     CARRYFORWARDS      DATES
                               -------------   -------------   ---------------  --------------  -------------    ----------
Asset Allocation Portfolio      $     --         $     --      $    1,191,614     $      --    $   (3,474,216)          2009
                                                                                                   (1,293,099)          2010
                                                                                               --------------
                                                                                               $   (4,767,315)
                                                                                               ==============

Bond Portfolio                       293               --               3,200            --    $      (56,771)          2009
                                                                                                      (14,250)          2010
                                                                                               --------------
                                                                                               $      (71,021)
                                                                                               ==============

Money Market Portfolio             6,972               --                  --            --    $          (69)          2011
                                                                                                         (644)          2012
                                                                                               --------------

                                                                                               $         (713)
                                                                                               ==============

Stock Portfolio                       --               --           2,147,146            --    $  (11,325,965)          2009
                                                                                                   (3,543,083)          2010
                                                                                               --------------
                                                                                               $  (14,869,048)
                                                                                               ==============

NOTE 10 -- ILLIQUID SECURITIES

Pursuant to guidelines adopted by the Portfolios' Board, the following securities have been deemed to be illiquid. The Portfolios currently limit investment in illiquid securities to 10% of the Portfolios' net assets, at market value, at time of purchase. Fair value for these securities was determined by ING Funds Valuation Committee appointed by the Portfolio's Board of Directors/Trustees.

                                                                                   INITIAL                            PERCENT
                                                                  PRINCIPAL      ACQUISITION                          OF NET
PORTFOLIO                       SECURITY                           AMOUNT         PORTFOLIO      COST      VALUE      ASSETS
---------                       --------                           ------         ---------      ----      -----      ------
Asset Allocation    United Cos. Financial Corp., 0.000%,
   Portfolio           due 11/02/99                            $    200,000       11/07/01      $    --    $   --        0.0%
                                                                                                -------    -------       ---
                                                                                                $    --    $   --        0.0%
                                                                                                =======    =======       ===
Bond Portfolio      Federal National Mortgage Association,
                       3.583%, due 07/01/27                    $      1,321       10/02/97      $ 1,340    $ 1,359       0.0%
                    United Cos. Financial Corp., 0.000%,
                       due 11/02/99                                 100,000       11/07/01           --         --       0.0%
                                                                                                -------    -------       ---
                                                                                                $ 1,340    $ 1,359       0.0%
                                                                                                =======    =======       ===

NOTE 11 -- INFORMATION REGARDING TRADING OF ING'S U.S. MUTUAL FUNDS

ING Investments, LLC ("Investments"), the adviser to the ING Funds, has reported to the Boards of Directors/Trustees (the "Board") of the ING Funds that, like many U.S. financial services companies, Investments and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. Investments has advised the Board that it and its affiliates have cooperated fully with each request.

In addition to responding to regulatory and governmental requests, Investments reported that management of U.S. affiliates of ING Groep N.V., including Investments (collectively, "ING"), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel. ING's internal review related to mutual fund trading is now substantially completed. ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within ING's variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. The results of the internal review were also reported to the independent members of the Board.

Investments has advised the Board that most of the identified arrangements were initiated prior to ING's acquisition of the businesses in question in the U.S. Investments further reported that the companies in question did not receive special benefits in return for any of these arrangements, which have all been terminated.

Based on the internal review, Investments has advised the Board that the identified arrangements do not represent a systemic problem in any of the companies that were involved.

More specifically, Investments reported to the Board that, at this time, these instances include the following:

- ING has identified three arrangements, dating from 1995, 1996 and 1998, under which the administrator to the then-Pilgrim Funds, which subsequently became part of the ING Funds, entered formal and informal arrangements that permitted frequent trading. ING Funds Distributor, LLC ("IFD") has received a notice from the staff of the NASD informing IFD that it has made a preliminary determination to recommend that disciplinary action be brought against IFD and one of its registered persons for violations of the NASD Conduct Rules and certain provisions of the federal securities laws in connection with these arrangements.

- Aeltus Investment Management, Inc. (a predecessor entity to ING Investment Management Co.) has identified two investment professionals who engaged in extensive frequent trading in certain ING Funds. One was subsequently terminated for cause and incurred substantial financial penalties in connection with this conduct and the second has been disciplined.

- ReliaStar Life Insurance Company ("ReliaStar") entered into agreements seven years ago permitting the owner of policies issued by the insurer to engage in frequent trading and to submit orders until 4pm Central Time. In 2001 ReliaStar also entered into a selling agreement with a broker-dealer that engaged in frequent trading. Employees of ING affiliates were terminated and/or disciplined in connection with these matters.

- In 1998, Golden American Life Insurance Company entered into arrangements permitting a broker-dealer to frequently trade up to certain specific limits in a fund available in an ING variable annuity product. No employee responsible for this arrangement remains at the company.

For additional information regarding these matters, you may consult the Form 8-K for each of four life insurance companies, ING USA Annuity and Life Insurance Company, ING Life Insurance and Annuity Company, ING Insurance Company of America, and ReliaStar Life Insurance Company of New York, each filed with the Securities and Exchange Commission (the "SEC") on September 9, 2004. These Forms 8-K can be accessed through the SEC's Web site at http://www.sec.gov. Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Board are the only instances of such trading respecting the ING Funds. Investments reported to the Board that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance.

Accordingly, Investments advised the Board that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING's acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, Investments reported that given ING's refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.

- ING has agreed with the ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING's internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the Securities and Exchange Commission. Investments reported to the Board that ING management believes that the total amount of any indemnification obligations will not be material to ING or its U.S. business.

- ING updated its Code of Conduct for employees reinforcing its employees' obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.

- The ING Funds, upon a recommendation from ING, updated their respective Codes of Ethics applicable to investment professionals with ING entities and certain other fund personnel, requiring such personnel to pre-clear any purchases or sales of ING Funds that are not systematic in nature (i.e., dividend reinvestment), and imposing minimum holding periods for shares of ING Funds.

- ING instituted excessive trading policies for all customers in its variable insurance and retirement products and for shareholders of the ING Funds sold to the public through financial intermediaries. ING does not make exceptions to these policies.

- ING reorganized and expanded its U.S. Compliance Department, and created an Enterprise Compliance team to enhance controls and consistency in regulatory compliance.

NOTE 12 -- SUBSEQUENT EVENTS

Dividends: Subsequent to June 30, 2005, the Portfolios declared dividends and distributions of:

                                            PER SHARE AMOUNT
                                            ----------------
                                             NET INVESTMENT
                                                 INCOME           PAYABLE DATE         RECORD DATE
                                                 ------           ------------         -----------
Asset Allocation Portfolio                    $    0.0438        July 6, 2005         June 30, 2005
Bond Portfolio                                $    0.0766        July 6, 2005         June 30, 2005
Money Market Portfolio                        $    0.0022        August 1, 2005       Daily
Stock Portfolio                               $    0.0120        July 6, 2005         June 30, 2005

                                                        PORTFOLIO OF INVESTMENTS
THE USLICO ASSET ALLOCATION PORTFOLIO            AS OF JUNE 30, 2005 (UNAUDITED)

[CHART]

                                INVESTMENT TYPES*
                               AS OF JUNE 30, 2005
                          (AS A PERCENT OF NET ASSETS)

Common Stock                              54.4%
Preferred Stock                            0.5%
Corporate Bonds/Notes                      9.1%
U.S. Government Agency Obligations        15.9%
U.S. Treasury Obligations                  9.9%
Asset-Backed Securities                    1.6%
Collateralized Mortgage Obligations        3.6%
Other Bonds                                0.3%
Municipal Bonds                            0.2%
Repurchase Agreement                      13.6%

         * Excludes other assets and liabilities of -9.1% of net assets.

                 PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE DAILY.

SHARES                                                                                  VALUE
--------------------------------------------------------------------------------------------------
COMMON STOCK: 54.4%
                                  AEROSPACE/DEFENSE: 1.9%
             915                  Boeing Co.                                       $        60,390
             825                  General Dynamics Corp.                                    90,371
           1,810                  United Technologies Corp.                                 92,943
                                                                                   ---------------
                                                                                           243,704
                                                                                   ---------------
                                  AGRICULTURE: 0.6%
           1,285                  Altria Group, Inc.                                        83,088
                                                                                   ---------------
                                                                                            83,088
                                                                                   ---------------
                                  BANKS: 2.1%
           1,835                  Bank of America Corp.                                     83,694
           2,690                  U.S. Bancorp                                              78,548
           1,810                  Wells Fargo & Co.                                        111,460
                                                                                   ---------------
                                                                                           273,702
                                                                                   ---------------
                                  BEVERAGES: 0.9%
             800                  Anheuser-Busch Cos., Inc.                                 36,600
           1,565                  PepsiCo, Inc.                                             84,400
                                                                                   ---------------
                                                                                           121,000
                                                                                   ---------------
                                  BIOTECHNOLOGY: 0.9%
           1,015        @         Amgen, Inc.                                               61,367
           1,465        @         Celgene Corp.                                             59,728
                                                                                   ---------------
                                                                                           121,095
                                                                                   ---------------
                                  CHEMICALS: 2.4%
           1,210                  Air Products & Chemicals, Inc.                            72,963
           1,515                  Dow Chemical Co.                                          67,463
           2,200                  E.I. du Pont EI de Nemours & Co.                          94,622
           1,650                  Praxair, Inc.                                             76,890
                                                                                   ---------------
                                                                                           311,938
                                                                                   ---------------
                                  COMPUTERS: 2.4%
           2,250        @         Dell, Inc.                                       $        88,898
           7,410        @         EMC Corp.                                                101,591
           1,565                  International Business
                                     Machines Corp.                                        116,123
                                                                                   ---------------
                                                                                           306,612
                                                                                   ---------------
                                  COSMETICS/PERSONAL CARE: 0.6%
           1,400                  Procter & Gamble Co.                                      73,850
                                                                                   ---------------
                                                                                            73,850
                                                                                   ---------------
                                  DIVERSIFIED FINANCIAL SERVICES: 4.4%
           4,375                  Citigroup, Inc.                                          202,256
           1,650                  Goldman Sachs Group, Inc.                                168,333
           1,600                  Lehman Brothers Holdings, Inc.                           158,848
             770                  Morgan Stanley                                            40,402
                                                                                   ---------------
                                                                                           569,839
                                                                                   ---------------
                                  ELECTRIC: 0.8%
           2,195                  Consolidated Edison, Inc.                                102,814
                                                                                   ---------------
                                                                                           102,814
                                                                                   ---------------
                                  ELECTRONICS: 0.3%
           1,575        @         Agilent Technologies, Inc.                                36,257
                                                                                   ---------------
                                                                                            36,257
                                                                                   ---------------
                                  HEALTHCARE-PRODUCTS: 3.8%
           3,000                  Baxter Intl., Inc.                                       111,300
           1,755        @         Inamed Corp.                                             117,532
           2,085                  Johnson & Johnson                                        135,526
           1,060                  Medtronic, Inc.                                           54,897
             966        @         Zimmer Holdings, Inc.                                     73,580
                                                                                   ---------------
                                                                                           492,835
                                                                                   ---------------
                                  HEALTHCARE-SERVICES: 0.7%
           1,230        @         WellPoint, Inc.                                           85,657
                                                                                   ---------------
                                                                                            85,657
                                                                                   ---------------
                                  INSURANCE: 1.2%
           2,780                  American Intl. Group, Inc.                               161,518
                                                                                   ---------------
                                                                                           161,518
                                                                                   ---------------
                                  INTERNET: 1.5%
           5,735        @         Yahoo!, Inc.                                             198,718
                                                                                   ---------------
                                                                                           198,718
                                                                                   ---------------
                                  INVESTMENT COMPANIES: 1.0%
           2,470                  iShares Goldman Sachs
                                     Semiconductor Index Fund                              130,218
                                                                                   ---------------
                                                                                           130,218
                                                                                   ---------------
                                  LEISURE TIME: 0.9%
           2,085       @@         Carnival Corp.                                           113,737
                                                                                   ---------------
                                                                                           113,737
                                                                                   ---------------
                                  LODGING: 1.3%
           1,650                  Marriott Intl., Inc.                                     112,563
             965                  Starwood Hotels & Resorts
                                     Worldwide, Inc.                                        56,520
                                                                                   ---------------
                                                                                           169,083
                                                                                   ---------------
                                  MEDIA: 1.5%
           1,400        @         Cablevision Systems Corp.                                 45,080
           4,400        @         Time Warner, Inc.                                         73,524

                 See Accompanying Notes to Financial Statements

SHARES                                                                                  VALUE
--------------------------------------------------------------------------------------------------
                                  MEDIA (CONTINUED)
           2,935                  Walt Disney Co.                                  $        73,903
                                                                                   ---------------
                                                                                           192,507
                                                                                   ---------------
                                  MINING: 0.8%
           4,035                  Alcoa, Inc.                                              105,435
                                                                                   ---------------
                                                                                           105,435
                                                                                   ---------------
                                  MISCELLANEOUS MANUFACTURING: 3.8%
             855                  3M Co.                                                    61,817
           1,500                  Danaher Corp.                                             78,510
           8,015                  General Electric Co.                                     277,719
           2,600       @@         Tyco Intl. Ltd.                                           75,920
                                                                                   ---------------
                                                                                           493,966
                                                                                   ---------------
                                  OIL AND GAS: 4.5%
           2,100                  ChevronTexaco Corp.                                      117,432
           3,900                  Exxon Mobil Corp.                                        224,133
           4,085      @,@@        Nabors Industries, Ltd.                                  247,633
                                                                                   ---------------
                                                                                           589,198
                                                                                   ---------------
                                  OIL AND GAS SERVICES: 0.6%
           1,511                  Baker Hughes, Inc.                                        77,303
                                                                                   ---------------
                                                                                            77,303
                                                                                   ---------------
                                  PHARMACEUTICALS: 5.8%
             885                  Allergan, Inc.                                            75,437
           2,250        @         Barr Laboratories, Inc.                                  109,665
             905                  Eli Lilly & Co.                                           50,418
           2,580        @         Gilead Sciences, Inc.                                    113,494
           5,130                  Pfizer, Inc.                                             141,484
           4,490       @@         Teva Pharmaceutical
                                     Industries Ltd. ADR                                   139,819
           2,710                  Wyeth                                                    120,595
                                                                                   ---------------
                                                                                           750,912
                                                                                   ---------------
                                  RETAIL: 4.7%
           1,095                  Best Buy Co., Inc.                                        75,062
           3,880                  CVS Corp.                                                112,792
           1,915                  Dollar General Corp.                                      38,989
           1,895                  Nordstrom, Inc.                                          128,803
           1,675                  Target Corp.                                              91,137
           3,485                  Wal-Mart Stores, Inc.                                    167,976
                                                                                   ---------------
                                                                                           614,759
                                                                                   ---------------
                                  SEMICONDUCTORS: 2.1%
           4,555                  Intel Corp.                                              118,703
             975      @,@@        Marvell Technology Group Ltd.                             37,089
           2,955                  Maxim Integrated Products, Inc.                          112,911
                                                                                   ---------------
                                                                                           268,703
                                                                                   ---------------
                                  SOFTWARE: 1.3%
           6,725                  Microsoft Corp.                                          167,049
                                                                                   ---------------
                                                                                           167,049
                                                                                   ---------------
                                  TELECOMMUNICATIONS: 1.6%
           2,910        @         Cisco Systems, Inc.                                       55,610
           2,200                  QUALCOMM, Inc.                                            72,622
           3,245                  SBC Communications, Inc.                                  77,069
                                                                                   ---------------
                                                                                           205,301
                                                                                   ---------------
                                  Total Common Stock
                                     (Cost $6,276,606)                                   7,060,798
                                                                                   ---------------
PREFERRED STOCK: 0.5%
                                  BANKS: 0.2%
               3      @,#,C       DG Funding Trust                                 $        32,269
                                                                                   ---------------
                                                                                            32,269
                                                                                   ---------------
                                  DIVERSIFIED FINANCIAL SERVICES: 0.1%
             325       @,C        National Rural Utilities
                                     Cooperative Finance Corp.                               8,054
                                                                                   ---------------
                                                                                             8,054
                                                                                   ---------------
                                  ELECTRIC: 0.0%
             200        @         TECO Energy, Inc.                                          5,108
                                                                                   ---------------
                                                                                             5,108
                                                                                   ---------------
                                  INSURANCE: 0.2%
             960      @,@@        Aegon NV                                                  24,259
                                                                                   ---------------
                                                                                            24,259
                                                                                   ---------------
                                  Total Preferred Stock
                                     (Cost $69,845)                                         69,690
                                                                                   ---------------

PRINCIPAL
AMOUNT                                                                                  VALUE
--------------------------------------------------------------------------------------------------
CORPORATE BONDS/NOTES: 9.1%
                                  AGRICULTURE: 0.0%
$          5,000        #         R.J. Reynolds Tobacco
                                     Holdings, Inc.,
                                     6.500%, due 07/15/10                                    5,013
                                                                                   ---------------
                                                                                             5,013
                                                                                   ---------------
                                  AUTO MANUFACTURERS: 0.0%
           2,000                  Ford Motor Co.,
                                     7.450%, due 07/16/31                                    1,674
           3,000                  General Motors Corp.,
                                     7.400%, due 09/01/25                                    2,317
                                                                                   ---------------
                                                                                             3,991
                                                                                   ---------------
                                  BANKS: 2.3%
          10,000      @@,C        Australia & New Zealand
                                     Banking Group Ltd.,
                                     3.556%, due 10/29/49                                    8,605
          10,000      @@,#        Banco Santander Santiago
                                     Chile SA, 3.720%, due 12/09/09                         10,032
          13,000       @@         Banco Santander Santiago
                                     Chile SA, 7.375%, due 07/18/12                         15,008
          10,000      @@,C        Bank of Ireland, 3.689%,
                                     due 12/29/49                                            8,789
          10,000       @@         Bank of Nova Scotia, 2.318%,
                                     due 08/31/85                                            8,528
          13,000                  BankAmerica Capital II, 8.000%,
                                     due 12/15/26                                           14,059
           7,000      @@,#        Chuo Mitsui Trust & Banking
                                     Co., Ltd., 5.506%, due 04/15/49                         6,890
           8,000     @@,#,C       Danske Bank A/S, 5.914%,
                                     due 12/29/49                                            8,626
          10,000      @@,C        Den Norske Bank ASA, 3.250%,
                                     due 08/29/49                                            8,350
           9,000     @@,#,C       First Citizens St. Lucia Ltd., 5.460%,
                                     due 02/01/12                                            9,145
           9,000     @@,#,C       HBOS Capital Funding LP, 6.071%,
                                     due 06/30/49                                            9,732
          30,000      @@,C        HSBC Bank PLC, 3.788%,
                                     due 06/29/49                                           26,670

                 See Accompanying Notes to Financial Statements

PRINCIPAL
AMOUNT                                                                                  VALUE
--------------------------------------------------------------------------------------------------
                                  BANKS (CONTINUED)
$         20,000      @@,C        Lloyds TSB Bank PLC, 3.230%,
                                     due 08/29/49                                  $        17,380
          14,000       #,C        M&T Bank Corp., 3.850%,
                                     due 04/01/13                                           13,843
          10,000        C         Mellon Capital I, 7.720%,
                                     due 12/01/26                                           10,743
          20,000      @@,C        National Australia Bank Ltd.,
                                     3.514%, due 10/29/49                                   17,856
           5,000        C         NB Capital Trust, 7.830%,
                                     due 12/15/26                                            5,393
           4,000        C         NB Capital Trust IV, 8.250%,
                                     due 04/15/27                                            4,376
          11,000                  PNC Funding Corp., 4.500%,
                                     due 03/10/10                                           11,071
          19,000       #,C        Rabobank Capital Funding II,
                                     5.260%, due 12/29/49                                   19,580
          20,000       @@         Royal Bank of Scotland
                                     Group PLC, 3.813%,
                                     due 12/29/49                                           17,643
          10,000      @@,C        Societe Generale, 3.625%,
                                     due 11/29/49                                            8,815
          30,000      @@,C        Standard Chartered PLC,
                                     3.750%, due 11/29/49                                   23,925
          10,000      @@,C        Standard Chartered PLC,
                                     3.813%, due 07/29/49                                    8,025
         200,000    #,I,X,**      United Companies
                                     Financial Corp., 0.000%,
                                     due 11/02/99                                               --
          10,000      @@,C        Westpac Banking Corp., 3.556%,
                                     due 09/30/49                                            8,678
                                                                                   ---------------
                                                                                           301,762
                                                                                   ---------------
                                  BEVERAGES: 0.2%
          10,000       @@         Cia Brasileira de Bebidas,
                                     8.750%, due 09/15/13                                   11,613
           8,000       @@         Cia Brasileira de Bebidas,
                                     10.500%, due 12/15/11                                   9,920
                                                                                   ---------------
                                                                                            21,533
                                                                                   ---------------
                                  CHEMICALS: 0.2%
           4,000      @@,#        Sociedad Quimica y Minera de
                                     Chile SA, 7.700%, due 09/15/06                          4,078
          21,000                  Union Carbide Corp.,
                                     7.750%, due 10/01/96                                   23,121
                                                                                   ---------------
                                                                                            27,199
                                                                                   ---------------
                                  DIVERSIFIED FINANCIAL SERVICES: 1.6%
           3,670     @@,#,C       Arcel Finance Ltd., 5.984%,
                                     due 02/01/09                                            3,770
           9,000      @@,#        Arcel Finance Ltd., 6.361%,
                                     due 05/01/12                                            9,042
           9,000     @@,#,C       Arcel Finance Ltd., 7.048%,
                                     due 09/01/11                                            9,347
          22,000      @@,#        Brazilian Merchant Voucher
                                     Receivables Ltd., 5.911%,
                                     due 06/15/11                                           22,330
           9,000        C         Citigroup Capital II, 7.750%,
                                     due 12/01/36                                            9,638
          18,000       #,C        Corestates Capital Trust I,
                                     8.000%, due 12/15/26                                   19,503
           5,000      @@,C        Financiere CSFB NV, 3.625%,
                                     due 03/29/49                                            4,295
           3,000                  Ford Motor Credit Co., 7.875%,
                                     due 06/15/10                                            2,968
$          3,000                  General Motors Acceptance Corp.,
                                     7.250%, due 03/02/11                          $         2,816
          11,000                  Goldman Sachs Group, Inc.,
                                     3.538%, due 03/02/10                                   10,992
          10,000                  HSBC Finance Corp., 5.000%,
                                     due 06/30/15                                           10,098
           9,000        #         HVB Funding Trust I, 8.741%,
                                     due 06/30/31                                           12,341
           4,000        #         HVB Funding Trust III, 9.000%,
                                     due 10/22/31                                            5,629
           5,000                  International Lease Finance Corp.,
                                     5.000%, due 04/15/10                                    5,104
          10,000        C         JPM Capital Trust I, 7.540%,
                                     due 01/15/27                                           10,777
          11,000        C         JPM Capital Trust II, 7.950%,
                                     due 02/01/27                                           11,955
          15,000       #,C        Mangrove Bay Pass-Through
                                     Trust, 6.102%, due 07/15/33                            15,465
          10,000       @@         Paribas, 3.555%, due 12/31/49                              8,904
          23,401     @@,C,#       PF Export Receivables Master
                                     Trust, 6.436%, due 06/01/15                            24,010
           7,000      @@,C        UFJ Finance Aruba AEC, 8.750%,
                                     due 11/29/49                                            7,747
                                                                                   ---------------
                                                                                           206,731
                                                                                   ---------------
                                  ELECTRIC: 1.2%
          18,000        C         Consumers Energy Co., 4.250%,
                                     due 04/15/08                                           17,988
           4,000        C         Consumers Energy Co., 5.150%,
                                     due 02/15/17                                            4,045
           1,000      @@,#        Empresa Nacional de Electricidad
                                     SA/Chile, 8.500%, due 04/01/09                          1,113
          12,000      @@,#        Empresa Nacional de Electricidad
                                     SA/Chile, 8.625%, due 08/01/15                         14,370
          12,000        C         Enterprise Capital Trust II, 4.710%,
                                     due 06/30/28                                           11,900
          12,000        C         FirstEnergy Corp., 6.450%,
                                     due 11/15/11                                           13,129
          20,000        C         FirstEnergy Corp., 7.375%,
                                     due 11/15/31                                           24,527
           7,000       #,C        Juniper Generation, LLC, 6.790%,
                                     due 12/31/14                                            6,980
           4,000        #         NorthWestern Corp., 5.875%,
                                     due 11/01/14                                            4,120
           3,000        C         Pacific Gas & Electric Co., 6.050%,
                                     due 03/01/34                                            3,318
           8,000        #         Pinnacle West Energy Corp.,
                                     3.630%, due 04/01/07                                    8,005
           9,000        C         Potomac Edison Co., 5.000%,
                                     due 11/01/06                                            9,073
           1,788        #         Power Contract Financing, LLC,
                                     5.200%, due 02/01/06                                    1,800
           7,000        #         Power Contract Financing, LLC,
                                     6.256%, due 02/01/10                                    7,269
           3,290                  PPL Montana, LLC, 8.903%,
                                     due 07/02/20                                            3,720
           4,000                  Sierra Pacific Power Co., 6.250%,
                                     due 04/15/12                                            4,130
           8,000        #         TECO Energy Inc., 6.750%,
                                     due 05/01/15                                            8,520
           5,899        #         Tenaska Virginia Partners, LP,
                                     6.119%, due 03/30/24                                    6,314
          11,000                  TXU Corp., 4.446%, due 11/16/06                           11,045
                                                                                   ---------------
                                                                                           161,366
                                                                                   ---------------

                 See Accompanying Notes to Financial Statements

PRINCIPAL
AMOUNT                                                                                  VALUE
--------------------------------------------------------------------------------------------------
                                  FOOD: 0.3%
$          3,000                  Delhaize America, Inc.,
                                     8.050%, due 04/15/27                          $         3,304
           5,000                  Delhaize America, Inc.,
                                     8.125%, due 04/15/11                                    5,633
           3,000                  Delhaize America, Inc.,
                                     9.000%, due 04/15/31                                    3,760
          13,000        C         Safeway, Inc.,
                                     4.800%, due 07/16/07                                   13,103
          18,000        C         Tyson Foods, Inc.,
                                     7.250%, due 10/01/06                                   18,664
                                                                                   ---------------
                                                                                            44,464
                                                                                   ---------------
                                  GAS: 0.1%
          13,000       #,C        Williams Gas Pipelines
                                     Central, Inc., 7.375%,
                                     due 11/15/06                                           13,574
                                                                                   ---------------
                                                                                            13,574
                                                                                   ---------------
                                  HOME BUILDERS: 0.1%
          17,000                  KB Home, 6.250%, due 06/15/15                             17,368
           1,000        C         Technical Olympic USA, Inc.,
                                     9.000%, due 07/01/10                                    1,034
                                                                                   ---------------
                                                                                            18,402
                                                                                   ---------------
                                  INSURANCE: 0.5%
           5,000        #         AIG SunAmerica Global
                                     Financing X, 6.900%,
                                     due 03/15/32                                            6,173
          17,000                  Aon Corp., 8.205%, due 01/01/27                           19,970
           3,000                  GE Global Insurance Holding Corp.,
                                     7.000%, due 02/15/26                                    3,224
           9,000                  Prudential Financial, Inc.,
                                     4.104%, due 11/15/06                                    9,028
          20,000       #,C        Zurich Capital Trust I, 8.376%,
                                     due 06/01/37                                           22,127
                                                                                   ---------------
                                                                                            60,522
                                                                                   ---------------
                                  LODGING: 0.1%
           8,000                  MGM Mirage, 5.875%,
                                     due 02/27/14                                            7,810
                                                                                   ---------------
                                                                                             7,810
                                                                                   ---------------
                                  MEDIA: 0.3%
           3,000                  AOL Time Warner, Inc.,
                                     7.625%, due 04/15/31                                    3,759
           1,000                  Clear Channel Communications,
                                     Inc., 3.125%, due 02/01/07                                974
           9,000        C         COX Communications, Inc.,
                                     6.850%, due 01/15/18                                    9,871
           7,000                  COX Communications, Inc.,
                                     7.125%, due 10/01/12                                    7,861
           8,000                  Time Warner, Inc.,
                                     7.700%, due 05/01/32                                   10,153
                                                                                   ---------------
                                                                                            32,618
                                                                                   ---------------
                                  MINING: 0.0%
           3,000       @@         Vale Overseas Ltd., 8.250%,
                                     due 01/17/34                                            3,315
                                                                                   ---------------
                                                                                             3,315
                                                                                   ---------------
                                  OIL AND GAS: 0.7%
           9,000                  Amerada Hess Corp., 6.650%,
                                     due 08/15/11                                            9,916
$         10,000     @@,#,C       Empresa Nacional de Petroleo,
                                     4.875%, due 03/15/14                          $         9,833
           6,000       @@         Empresa Nacional de
                                     Petroleo ENAP, 6.750%,
                                     due 11/15/12                                            6,673
          14,000                  Enterprise Products Operating, LP,
                                     4.950%, due 06/01/10                                   14,081
          10,000                  Kerr-McGee Corp., 6.950%,
                                     due 07/01/24                                           10,383
           5,000      @@,C        Nexen, Inc., 5.875%, due 03/10/35                          5,100
          20,000        #         Pemex Project Funding Master
                                     Trust, 4.710%, due 06/15/10                            20,680
           8,000      @@,#        Tengizchevroil Finance Co. SARL,
                                     6.124%, due 11/15/14                                    8,220
           7,000                  Valero Energy Corp., 7.500%,
                                     due 04/15/32                                            8,668
                                                                                   ---------------
                                                                                            93,554
                                                                                   ---------------
                                  PIPELINES: 0.1%
           8,000        C         KN Capital Trust III, 7.630%,
                                     due 04/15/28                                            9,391
                                                                                   ---------------
                                                                                             9,391
                                                                                   ---------------
                                  REAL ESTATE: 0.3%
          14,000        C         EOP Operating, LP,
                                     7.750%, due 11/15/07                                   15,041
           3,000        C         Liberty Property, LP,
                                     6.375%, due 08/15/12                                    3,291
           1,000                  Liberty Property, LP,
                                     6.950%, due 12/01/06                                    1,037
          12,000        C         Liberty Property, LP,
                                     7.750%, due 04/15/09                                   13,295
                                                                                   ---------------
                                                                                            32,664
                                                                                   ---------------
                                  REAL ESTATE INVESTMENT TRUSTS: 0.2%
          10,000        C         Simon Property Group, LP,
                                     4.875%, due 03/18/10                                   10,186
          18,000        C         Simon Property Group, LP,
                                     6.375%, due 11/15/07                                   18,802
                                                                                   ---------------
                                                                                            28,988
                                                                                   ---------------
                                  RETAIL: 0.1%
          14,000        C         May Department Stores Co.,
                                     3.950%, due 07/15/07                                   13,910
                                                                                   ---------------
                                                                                            13,910
                                                                                   ---------------
                                  SAVINGS AND LOANS: 0.1%
          10,000        C         Great Western Financial,
                                     8.206%, due 02/01/27                                   10,867
                                                                                   ---------------
                                                                                            10,867
                                                                                   ---------------
                                  TELECOMMUNICATIONS: 0.7%
           8,000        C         AT&T Corp., 9.750%, due 11/15/31                          10,450
          12,000        C         BellSouth Corp., 4.200%,
                                     due 09/15/09                                           11,969
           8,000       @@         British Telecommunications PLC,
                                     8.875%, due 12/15/30                                   11,328
           7,000      @@,+        Deutsche Telekom Intl. Finance BV,
                                     8.500%, due 06/15/10                                    8,121
           3,000                  New Cingular Wireless
                                     Services, Inc., 8.125%,
                                     due 05/01/12                                            3,599
           7,000                  SBC Communications, Inc.,
                                     6.150%, due 09/15/34                                    7,609

                 See Accompanying Notes to Financial Statements

PRINCIPAL
AMOUNT                                                                                  VALUE
--------------------------------------------------------------------------------------------------
                                  TELECOMMUNICATIONS (CONTINUED)
$          8,000        +         Sprint Capital Corp., 4.780%,
                                     due 08/17/06                                  $         8,061
           7,000        C         Sprint Capital Corp., 8.375%,
                                     due 03/15/12                                            8,431
           8,000      @@,#        Telecom Italia Capital SA, 6.000%,
                                     due 09/30/34                                            8,196
           9,000      @@,#        Telefonos de Mexico SA de CV,
                                     4.750%, due 01/27/10                                    9,037
                                                                                   ---------------
                                                                                            86,801
                                                                                   ---------------
                                  Total Corporate Bonds/Notes
                                     (Cost $1,170,105)                                   1,184,475
                                                                                   ---------------
U.S. GOVERNMENT AGENCY OBLIGATIONS: 15.9%
                                  FEDERAL HOME LOAN BANK: 0.4%
          50,000                  3.250%, due 12/17/07                                      49,320
                                                                                   ---------------
                                                                                            49,320
                                                                                   ---------------
                                  FEDERAL HOME LOAN MORTGAGE
                                     CORPORATION: 4.9%
         105,000        C         2.700%, due 03/16/07                                     103,044
          25,000                  3.875%, due 06/15/08                                      25,022
          26,987                  4.330%, due 12/01/26                                      27,236
          22,234                  4.500%, due 12/15/16                                      22,290
           9,316                  4.500%, due 06/15/17                                       9,342
          25,000                  4.500%, due 02/15/20                                      24,474
          11,000                  5.000%, due 05/15/20                                      11,233
          29,735                  5.000%, due 08/15/21                                      29,921
          23,000                  5.000%, due 04/15/23                                      23,407
           5,996                  5.052%, due 04/01/35                                       6,016
          19,000                  5.214%, due 06/01/35                                      19,148
          32,400                  5.500%, due 11/15/18                                      33,228
         113,000                  5.500%, due 07/15/34                                     114,590
          18,000                  5.875%, due 03/21/11                                      19,432
          67,578        C         6.000%, due 01/15/29                                      70,408
          98,473                  6.500%, due 12/01/31                                     102,186
                                                                                   ---------------
                                                                                           640,977
                                                                                   ---------------
                                  FEDERAL NATIONAL MORTGAGE
                                     ASSOCIATION: 10.6%
          60,000        C         2.875%, due 05/19/08                                      58,391
           6,607                  3.583%, due 07/01/27                                       6,798
          28,959                  3.680%, due 07/01/27                                      29,998
          10,284                  4.500%, due 09/25/16                                      10,299
          54,000                  4.500%, due 07/15/19                                      53,764
           9,000                  4.500%, due 07/15/35                                       8,803
          25,000        C         4.750%, due 12/25/42                                      25,101
          12,032                  4.837%, due 11/01/34                                      12,177
          21,965                  4.947%, due 01/01/35                                      22,176
          52,000                  5.000%, due 07/01/18                                      52,585
         360,000                  5.000%, due 07/15/34                                     360,112
          30,000                  5.250%, due 08/01/12                                      31,668
          64,440                  5.500%, due 07/15/19                                      66,152
          25,485                  5.500%, due 11/01/33                                      25,872
         202,000                  5.500%, due 07/15/34                                     204,778
          61,969                  6.000%, due 07/25/29                                      64,934
          27,082                  6.000%, due 04/25/31                                      28,398
         147,000                  6.000%, due 07/15/34                                     150,721
          82,000                  6.500%, due 07/15/33                                      84,870
          23,000                  6.625%, due 11/15/10                                      25,866
          23,238                  7.500%, due 11/01/29                                      24,850
$          8,912        C         7.500%, due 06/25/32                             $         9,438
          12,467        C         7.500%, due 01/25/48                                      13,237
                                                                                   ---------------
                                                                                         1,370,988
                                                                                   ---------------
                                  Total U.S. Government
                                     Agency Obligations
                                     (Cost $2,050,499)                                   2,061,285
                                                                                   ---------------
U.S. TREASURY OBLIGATIONS: 9.9%
                                  U.S. TREASURY BONDS: 3.5%
          50,000                  2.000%, due 01/15/14                                      54,257
          76,000                  5.375%, due 02/15/31                                      89,704
         160,000                  6.250%, due 08/15/23                                     199,444
          35,000                  8.750%, due 08/15/20                                      52,675
          42,000        C         10.375%, due 11/15/12                                     48,321
                                                                                   ---------------
                                                                                           444,401
                                                                                   ---------------
                                  U.S. TREASURY NOTES: 6.1%
          75,000                  1.625%, due 10/31/05                                      74,619
         324,000                  3.500%, due 05/31/07                                     323,115
           9,000                  3.500%, due 02/15/10                                       8,912
          50,000                  3.625%, due 06/30/07                                      49,988
          29,000                  3.625%, due 06/15/10                                      28,859
          59,000                  3.750%, due 05/15/08                                      59,148
          27,000                  4.000%, due 04/15/10                                      27,332
         218,000        W         4.125%, due 05/15/15                                     221,253
                                                                                   ---------------
                                                                                           793,222
                                                                                   ---------------
                                  U.S. TREASURY STRIP: 0.3%
          63,000                  4.180%, due 05/15/16                                      40,351
                                                                                   ---------------
                                                                                            40,351
                                                                                   ---------------
                                  Total U.S. Treasury Obligations
                                     (Cost $1,262,726)                                   1,277,974
                                                                                   ---------------
ASSET-BACKED SECURITIES: 1.6%
                                  AUTOMOBILE ASSET-BACKED
                                     SECURITIES: 0.3%
           2,000                  Honda Auto Receivables
                                     Owner Trust, 2.790%,
                                     due 03/16/09                                            1,966
           5,000                  Honda Auto Receivables
                                     Owner Trust, 3.820%,
                                     due 05/21/10                                            4,970
          35,000                  USAA Auto Owner Trust,
                                     2.040%, due 02/16/10                                   34,396
                                                                                   ---------------
                                                                                            41,332
                                                                                   ---------------
                                  CREDIT CARD ASSET-BACKED
                                     SECURITIES: 0.6%
          12,000                  Bank One Issuance Trust,
                                     4.540%, due 09/15/10                                   12,086
          11,000                  Capital One Master Trust,
                                     4.900%, due 03/15/10                                   11,195
          36,000        C         Citibank Credit Card Issuance
                                     Trust, 5.650%, due 06/16/08                            36,597
           3,000                  Citibank Credit Card Master
                                     Trust I, 5.875%, due 03/10/11                           3,186
          12,000                  MBNA Credit Card Master Note
                                     Trust, 4.950%, due 06/15/09                            12,208
           3,000                  MBNA Master Credit Card Trust
                                     USA, 5.900%, due 08/15/11                               3,193
                                                                                   ---------------
                                                                                            78,465
                                                                                   ---------------

                 See Accompanying Notes to Financial Statements

PRINCIPAL
AMOUNT                                                                                  VALUE
--------------------------------------------------------------------------------------------------
                                  HOME EQUITY ASSET-BACKED
                                     SECURITIES: 0.3%
$         43,000                  GSAA Trust, 5.242%,
                                     due 05/25/35                                  $        43,275
           1,000                  Renaissance Home Equity Loan
                                     Trust, 4.456%, due 05/25/35                             1,000
                                                                                   ---------------
                                                                                            44,275
                                                                                   ---------------
                                  OTHER ASSET-BACKED SECURITIES: 0.4%
           9,759        C         Chase Funding Mortgage Loan
                                     Asset-Backed Certificates,
                                     2.734%, due 09/25/24                                    9,696
           5,000        C         Chase Funding Mortgage
                                     Loan Asset-Backed Certificates,
                                     4.045%, due 05/25/33                                    4,976
           8,000                  Popular ABS Mortgage
                                     Pass-Through Trust, 3.735%,
                                     due 12/25/34                                            7,930
           8,000                  Popular ABS Mortgage
                                     Pass-Through Trust, 4.000%,
                                     due 12/25/34                                            7,930
          10,052        C         Residential Asset Mortgage
                                     Products, Inc., 2.140%,
                                     due 02/25/30                                            9,997
                                                                                   ---------------
                                                                                            40,529
                                                                                   ---------------
                                  Total Asset-Backed Securities
                                     (Cost $208,178)                                       204,601
                                                                                   ---------------
COLLATERALIZED MORTGAGE OBLIGATIONS: 3.6%
                                  COMMERCIAL MORTGAGE-BACKED
                                     SECURITIES: 2.2%
          10,000                  Banc of America Commercial
                                     Mortgage, Inc., 4.877%, due                            10,231
            7000                  Bear Stearns Commercial
                                     Mortgage Securities, 3.880%,
                                     due 08/13/39                                            6,898
           1,000        C         Bear Stearns Commercial
                                     Mortgage Securities, 4.030%,
                                     due 02/13/46                                              990
          15,000        C         Bear Stearns Commercial
                                     Mortgage Securities, 4.170%,
                                     due 01/12/41                                           15,008
           1,000                  Capco America Securitization
                                     Corp., 6.460%, due 10/15/30                             1,071
          15,000        C         Commercial Mortgage
                                     Pass-Through Certificates,
                                     3.600%, due 03/10/39                                   14,702
          32,000        C         CS First Boston Mortgage
                                     Securities Corp., 3.861%,
                                     due 03/15/36                                           31,794
           8,000        C         CS First Boston Mortgage
                                     Securities Corp., 7.777%,
                                     due 04/14/62                                            9,158
          41,000        C         DLJ Commercial Mortgage Corp.,
                                     6.240%, due 11/12/31                                   43,464
          10,000        C         DLJ Commercial Mortgage Corp.,
                                     6.460%, due 03/10/32                                   10,702
         115,000        C         DLJ Commercial Mortgage Corp.,
                                     7.300%, due 06/10/32                                  127,220
           1,000        C         GE Capital Commercial
                                     Mortgage Corp., 4.865%,
                                     due 07/10/39                                            1,023
$         15,000        C         JP Morgan Chase Commercial
                                     Mortgage Securities Corp.,
                                     4.223%, due 01/15/42                          $        14,989
           1,000        C         LB-UBS Commercial
                                     Mortgage Trust, 4.567%,
                                     due 06/15/29                                            1,012
                                                                                   ---------------
                                                                                           288,262
                                                                                   ---------------
                                  WHOLE LOAN COLLATERAL PAC: 0.1%
          14,069        C         MASTR Alternative Loans Trust,
                                     8.500%, due 05/25/33                                   14,552
                                                                                   ---------------
                                                                                            14,552
                                                                                   ---------------
                                  WHOLE LOAN COLLATERALIZED
                                     MORTGAGE OBLIGATIONS: 1.2%
          11,492        C         Bank of America Mortgage
                                     Securities, 5.250%,
                                     due 11/25/19                                           11,656
          18,131        C         Countrywide Home Loan
                                     Mortgage Pass Through Trust,
                                     5.000%, due 11/25/18                                   18,245
          54,000        C         CS First Boston Mortgage
                                     Securities Corp., 4.080%,
                                     due 10/25/33                                           54,421
          28,729        C         MASTR Alternative Loans Trust,
                                     5.500%, due 01/25/20                                   29,422
          13,000                  Structured Adjustable Rate
                                     Mortgage Loan Trust, 3.624%,
                                     due 07/25/35                                           13,000
           9,000                  Structured Adjustable Rate
                                     Mortgage Loan Trust, 3.674%,
                                     due 05/25/35                                            9,000
          21,875        C         Washington Mutual, 6.000%,
                                     due 06/25/34                                           22,286
                                                                                   ---------------
                                                                                           158,030
                                                                                   ---------------
                                  WHOLE LOAN COLLATERALIZED
                                     SUPPORT CMO: 0.1%
           5,536                  Bank of America Mortgage
                                     Securities, 5.500%,
                                     due 11/25/33                                            5,614
                                                                                   ---------------
                                                                                             5,614
                                                                                   ---------------
                                  Total Collateralized
                                     Mortgage Obligations
                                     (Cost $480,182)                                       466,458
                                                                                   ---------------
MUNICIPAL BONDS: 0.2%
                                  MUNICIPAL: 0.2%
           5,000                  City of New York,
                                     5.000%, due 11/01/08                                    5,309
           5,000                  City of New York,
                                     5.000%, due 11/01/11                                    5,457
           5,000        C         City of New York,
                                     5.000%, due 11/01/15                                    5,512
           5,000                  City of New York,
                                     5.000%, due 04/01/35                                    5,284
                                                                                   ---------------
                                  Total Municipal Bonds
                                     (Cost $21,435)                                         21,562
                                                                                   ---------------

                 See Accompanying Notes to Financial Statements

PRINCIPAL
AMOUNT                                                                                  VALUE
--------------------------------------------------------------------------------------------------
OTHER BONDS: 0.3%
                                  SOVEREIGN: 0.3%
$         13,000       @@         Dominican Republic
                                     International Bond,
                                     0.370%, due 01/23/18                          $        13,622
          12,000       @@         Mexico Government
                                     Intl. Bond, 6.625%,
                                     due 03/03/15                                           13,236
          10,169      @@,#        Uruguay Government
                                     Intl. Bond, 10.500%,
                                     due 10/20/06                                           14,696
                                                                                   ---------------
                                  Total Other Bonds
                                     (Cost $36,738)                                         41,554
                                                                                   ---------------
                                  Total Long-Term Investments
                                     (Cost $11,576,314)                                 12,388,397
                                                                                   ---------------
SHORT-TERM INVESTMENTS: 13.6%
                                  REPURCHASE AGREEMENT: 13.6%
       1,768,000        S         Morgan Stanley Repurchase
                                     Agreement dated 06/30/05,
                                     3.350%, due 07/01/05,
                                     $1,768,165 to be received
                                     upon repurchase
                                     (Collateralized by $5,735,000
                                     Federal National
                                     Mortgage Association,
                                     7.250%, Market Value plus
                                     accrued $1,805,779,
                                     due 05/15/30)                                       1,768,000
                                                                                   ---------------
                                  Total Short-Term Investments
                                     (Cost $1,768,000)                                   1,768,000
                                                                                   ---------------
                                  TOTAL INVESTMENTS IN
                                     SECURITIES (COST
                                     $13,344,314)*                       109.1%    $    14,156,397
                                  OTHER ASSETS AND
                                     LIABILITIES-NET                      (9.1)         (1,183,760)
                                                                       -------     ---------------
                                  NET ASSETS                             100.0%    $    12,972,637
                                                                       =======     ===============

@     Non-income producing security
@@    Foreign issuer
ADR   American Depositary Receipt
STRIP Separate Trading of Registered Interest and Principal of Securities
+     Step-up basis bonds. Interest rates shown reflect current coupon rates.
# Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds' Board of Directors/Trustees.
C     Bond may be called prior to maturity date.
S Segregated securities for futures, when-issued or delayed delivery securities held at June 30, 2005.
W     When-issued or delayed delivery security.
I     Illiquid security
**    Defaulted security
X Fair value determined by ING Funds Valuation Committee appointed by the Funds' Board of Directors/Trustees.
* Cost for federal income tax purposes is $13,352,784 Net unrealized appreciation consists of:

          Gross Unrealized Appreciation                $     955,243
          Gross Unrealized Depreciation                     (151,630)
                                                       -------------
          Net Unrealized Appreciation                  $     803,613
                                                       =============

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
THE USLICO BOND PORTFOLIO                        AS OF JUNE 30, 2005 (UNAUDITED)

[CHART]

                                INVESTMENT TYPES*
                               AS OF JUNE 30, 2005
                          (AS A PERCENT OF NET ASSETS)

Preferred Stock                            1.5%
Corporate Bonds/Notes                     20.9%
U.S. Government Agency Obligations        38.4%
U.S. Treasury Obligations                 23.5%
Asset-Backed Securities                    3.9%
Collateralized Mortgage Obligations        8.8%
Other Bonds                                0.6%
Municipal Bonds                            0.6%
Repurchase Agreement                      25.2%

        * Excludes other assets and liabilities of -23.4% of net assets.

                 PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE DAILY.

PRINCIPAL
AMOUNT                                                                                  VALUE
--------------------------------------------------------------------------------------------------
CORPORATE BONDS/NOTES: 20.9%
                                  AGRICULTURE: 0.1%
$          3,000                  R.J. Reynolds Tobacco
                                     Holdings, Inc., 6.500%,
                                     due 07/15/10                                  $         3,008
                                                                                   ---------------
                                                                                             3,008
                                                                                   ---------------
                                  AUTO MANUFACTURERS: 0.1%
           1,000                  Ford Motor Co., 7.450%,
                                     due 07/16/31                                              836
           1,000                  General Motors Corp., 7.400%,
                                     due 09/01/25                                              773
                                                                                   ---------------
                                                                                             1,609
                                                                                   ---------------
                                  BANKS: 4.7%
           6,000       @@         Banco Santander Chile
                                     3.720%, due 12/09/09                                    6,019
           7,000       @@         Banco Santander Santiago Chile SA,
                                     7.375%, due 07/18/12                                    8,081
           7,000                  BankAmerica Capital II, 8.000%,
                                     due 12/15/26                                            7,570
           4,000                  Chuo Mitsui Trust & Banking Co Ltd/
                                     The, 5.506%, due 04/15/49                               3,937
           5,000     @@,#,C       Danske Bank A/S, 5.914%,
                                     due 12/29/49                                            5,391
          10,000      @@,C        Den Norske Bank ASA, 3.250%,
                                     due 08/29/49                                            8,350
           5,000     @@,#,C       First Citizens St. Lucia Ltd., 5.460%,
                                     due 02/01/12                                            5,081
$          5,000      @@,#        HBOS Capital Funding LP, 6.071%,
                                     due 06/30/49                                  $         5,407
          10,000      @@,C        HSBC Bank PLC, 3.788%,
                                     due 06/29/49                                            8,890
          10,000      @@,C        Lloyds TSB Bank PLC, 3.230%,
                                     due 08/29/49                                            8,690
           8,000       #,C        M&T Bank Corp.,
                                     3.850%, due 04/01/13                                    7,910
           6,000                  Mellon Capital I, 7.720%,
                                     due 12/01/26                                            6,446
          10,000      @@,C        National Australia Bank Ltd., 3.514%,
                                     due 10/29/49                                            8,928
           2,000        C         NB Capital Trust, 7.830%,
                                     due 12/15/26                                            2,157
           2,000        C         NB Capital Trust IV, 8.250%,
                                     due 04/15/27                                            2,188
           6,000                  PNC Funding Corp., 4.500%,
                                     due 03/10/10                                            6,039
          10,000       #,C        Rabobank Capital Funding II, 5.260%,
                                     due 12/29/49                                           10,306
          10,000       @@         Royal Bank of Scotland Group PLC,
                                     3.813%, due 12/29/49                                    8,822
          10,000      @@,C        Societe Generale, 3.625%,
                                     due 11/29/49                                            8,815
          10,000      @@,C        Standard Chartered PLC, 3.750%,
                                     due 11/29/49                                            7,975
         100,000    #,I,X,**      United Companies Financial Corp.,
                                     0.000%, due 11/02/99                                       --
                                                                                   ---------------
                                                                                           137,002
                                                                                   ---------------
                                  BEVERAGES: 0.4%
           5,000       @@         Cia Brasileira de Bebidas, 8.750%,
                                     due 09/15/13                                            5,806
           4,000       @@         Cia Brasileira de Bebidas, 10.500%,
                                     due 12/15/11                                            4,960
                                                                                   ---------------
                                                                                            10,766
                                                                                   ---------------
                                  CHEMICALS: 0.5%
           2,000      @@,#        Sociedad Quimica y Minera de
                                     Chile SA, 7.700%, due 09/15/06                          2,039
          11,000                  Union Carbide Corp., 7.750%,
                                     due 10/01/96                                           12,111
                                                                                   ---------------
                                                                                            14,150
                                                                                   ---------------
                                  DIVERSIFIED FINANCIAL SERVICES: 3.9%
           2,202     @@,#,C       Arcel Finance Ltd., 5.984%,
                                     due 02/01/09                                            2,262
           5,000      @@,#        Arcel Finance Ltd., 6.361%,
                                     due 05/01/12                                            5,023
           5,000     @@,#,C       Arcel Finance Ltd., 7.048%,
                                     due 09/01/11                                            5,193
          12,000      @@,#        Brazilian Merchant Voucher
                                     Receivables Ltd., 5.911%,
                                     due 6/15/11                                            12,181
           5,000        C         Citigroup Capital II, 7.750%,
                                     due 12/01/36                                            5,354
          10,000       #,C        Corestates Capital Trust I, 8.000%,
                                     due 12/15/26                                           10,835
           5,000      @@,C        Financiere CSFB NV, 3.625%,
                                     due 03/29/49                                            4,295
           1,000                  Ford Motor Credit Co., 7.875%,
                                     due 06/15/10                                              989
           2,000                  General Motors Acceptance Corp.,
                                     7.250%, due 03/02/11                                    1,877

                 See Accompanying Notes to Financial Statements

PRINCIPAL
AMOUNT                                                                                  VALUE
--------------------------------------------------------------------------------------------------
                                  DIVERSIFIED FINANCIAL SERVICES (CONTINUED)
$          6,000                  Goldman Sachs Group, Inc., 3.538%,
                                     due 03/02/10                                  $         5,996
           5,000                  HSBC Finance Corp, 5.000%,
                                     due 06/30/15                                            5,049
           5,000        #         HVB Funding Trust I, 8.741%,
                                     due 06/30/31                                            6,856
           2,000        #         HVB Funding Trust III, 9.000%,
                                     due 10/22/31                                            2,814
           3,000                  International Lease Finance Corp,
                                     5.000%, due 04/15/10                                    3,062
           5,000        C         JPM Capital Trust I, 7.540%,
                                     due 01/15/27                                            5,389
           6,000        C         JPM Capital Trust II, 7.950%,
                                     due 02/01/27                                            6,521
           8,000       #,C        Mangrove Bay Pass-Through Trust,
                                     6.102%, due 07/15/33                                    8,248
           5,000       @@         Paribas, 3.555%, due 12/31/49                              4,452
          12,104     @@,#,C       PF Export Receivables Master Trust,
                                     6.436%, due 06/01/15                                   12,420
           4,000      @@,C        UFJ Finance Aruba AEC, 8.750%,
                                     due 11/29/49                                            4,427
                                                                                   ---------------
                                                                                           113,243
                                                                                   ---------------
                                  ELECTRIC: 2.9%
           9,000        C         Consumers Energy Co., 4.250%,
                                     due 04/15/08                                            8,994
           2,000        C         Consumers Energy Co., 5.150%,
                                     due 02/15/17                                            2,023
           6,000      @@,#        Empresa Nacional de
                                     Electricidad SA/Chile, 8.625%,
                                     due 08/01/15                                            7,185
           6,000        C         Enterprise Capital Trust II, 4.710%,
                                     due 06/30/28                                            5,950
           6,000        C         FirstEnergy Corp., 6.450%,
                                     due 11/15/11                                            6,564
          11,000        C         FirstEnergy Corp., 7.375%,
                                     due 11/15/31                                           13,490
           4,000       #,C        Juniper Generation, LLC, 6.790%,
                                     due 12/31/14                                            3,989
           2,000        #         NorthWestern Corp, 5.875%,
                                     due 11/01/14                                            2,060
           2,000        C         Pacific Gas & Electric Co., 6.050%,
                                     due 03/01/34                                            2,212
           4,000        #         Pinnacle West Energy Corp, 3.630%,
                                     due 04/01/07                                            4,003
           5,000        C         Potomac Edison Co., 5.000%,
                                     due 11/01/06                                            5,040
             894        #         Power Contract Financing, LLC,
                                     5.200%, due 02/01/06                                      900
           4,000        #         Power Contract Financing, LLC,
                                     6.256%, due 02/01/10                                    4,154
           1,645                  PPL Montana, LLC, 8.903%,
                                     due 07/02/20                                            1,860
           2,000                  Sierra Pacific Power Co, 6.250%,
                                     due 04/15/12                                            2,065
           4,000        #         TECO Energy Inc., 6.750%,
                                     due 05/01/15                                            4,260
           2,950        #         Tenaska Virginia Partners LP, 6.119%,
                                     due 03/30/24                                            3,157
           6,000                  TXU Corp., 4.446%, due 11/16/06                            6,024
                                                                                   ---------------
                                                                                            83,930
                                                                                   ---------------
                                  FOOD: 0.7%
$          1,000                  Delhaize America, Inc., 8.050%,
                                     due 04/15/27                                  $         1,101
           2,000                  Delhaize America, Inc., 8.125%,
                                     due 04/15/11                                            2,253
           1,000                  Delhaize America, Inc., 9.000%,
                                     due 04/15/31                                            1,253
           7,000        C         Safeway, Inc., 4.800%, due 07/16/07                        7,056
           9,000        C         Tyson Foods, Inc., 7.250%,
                                     due 10/01/06                                            9,332
                                                                                   ---------------
                                                                                            20,995
                                                                                   ---------------
                                  GAS: 0.3%
           7,000       #,C        Williams Gas Pipelines Central, Inc.,
                                     7.375%, due 11/15/06                                    7,309
                                                                                   ---------------
                                                                                             7,309
                                                                                   ---------------
                                  HOME BUILDERS: 0.4%
           9,000                  KB Home, 6.250%, due 06/15/15                              9,195
           1,000        C         Technical Olympic USA, Inc., 9.000%,
                                     due 07/01/10                                            1,034
                                                                                   ---------------
                                                                                            10,229
                                                                                   ---------------
                                  INSURANCE: 1.1%
           2,000        #         AIG SunAmerica Global Financing X,
                                     6.900%, due 03/15/32                                    2,469
           9,000                  Aon Corp., 8.205%, due 01/01/27                           10,572
           2,000                  GE Global Insurance Holding Corp.,
                                     7.000%, due 02/15/26                                    2,150
           5,000                  Prudential Financial, Inc., 4.104%,
                                     due 11/15/06                                            5,016
          11,000       #,C        Zurich Capital Trust I, 8.376%,
                                     due 06/01/37                                           12,169
                                                                                   ---------------
                                                                                            32,376
                                                                                   ---------------
                                  LODGING: 0.1%
           4,000                  MGM Mirage, 5.875%, due 02/27/14                           3,905
                                                                                   ---------------
                                                                                             3,905
                                                                                   ---------------
                                  MEDIA: 0.6%
           2,000                  AOL Time Warner, Inc., 7.625%,
                                     due 04/15/31                                            2,506
           1,000                  Clear Channel Communications, Inc.,
                                     3.125%, due 02/01/07                                      974
           5,000        C         COX Communications, Inc., 6.850%,
                                     due 01/15/18                                            5,484
           3,000                  COX Communications, Inc., 7.125%,
                                     due 10/01/12                                            3,369
           4,000                  Time Warner, Inc., 7.700%,
                                     due 05/01/32                                            5,076
                                                                                   ---------------
                                                                                            17,409
                                                                                   ---------------
                                  OIL AND GAS: 1.7%
           4,000                  Amerada Hess Corp., 6.650%,
                                     due 08/15/11                                            4,407
           5,000     @@,#,C       Empresa Nacional de Petroleo,
                                     4.875%, due 03/15/14                                    4,917
           3,000       @@         Empresa Nacional de Petroleo ENAP,
                                     6.750%, due 11/15/12                                    3,336
           7,000                  Enterprise Products Operating, LP,
                                     4.950%, due 06/01/10                                    7,041
           5,000                  Kerr-McGee Corp, 6.950%,
                                     due 07/01/24                                            5,191
           3,000      @@,C        Nexen, Inc., 5.875%, due 03/10/35                          3,060

                 See Accompanying Notes to Financial Statements

PRINCIPAL
AMOUNT                                                                                  VALUE
--------------------------------------------------------------------------------------------------
                                  OIL AND GAS (CONTINUED)
$         11,000        #         Pemex Project Funding Master Trust,
                                     4.710%, due 06/15/10                          $        11,374
           4,000      @@,#        Tengizchevroil Finance Co. SARL,
                                     6.124%, due 11/15/14                                    4,110
           4,000                  Valero Energy Corp, 7.500%,
                                     due 04/15/32                                            4,953
                                                                                   ---------------
                                                                                            48,389
                                                                                   ---------------
                                  PIPELINES: 0.2%
           4,000                  KN Capital Trust III, 7.630%,
                                     due 04/15/28                                            4,696
                                                                                   ---------------
                                                                                             4,696
                                                                                   ---------------
                                  REAL ESTATE: 0.6%
           7,000        C         EOP Operating, LP, 7.750%,
                                     due 11/15/07                                            7,520
           2,000        C         Liberty Property, LP, 6.375%,
                                     due 08/15/12                                            2,194
           1,000                  Liberty Property, LP, 6.950%,
                                     due 12/01/06                                            1,037
           7,000        C         Liberty Property, LP, 7.750%,
                                     due 04/15/09                                            7,756
                                                                                   ---------------
                                                                                            18,507
                                                                                   ---------------
                                  REAL ESTATE INVESTMENT TRUSTS: 0.6%
          10,000        C         Simon Property Group LP, 6.375%,
                                     due 11/15/07                                           10,445
           6,000        C         Simon Property Group, LP, 4.875%,
                                     due 03/18/10                                            6,112
                                                                                   ---------------
                                                                                            16,557
                                                                                   ---------------
                                  RETAIL: 0.3%
           8,000        C         May Department Stores Co., 3.950%,
                                     due 07/15/07                                            7,949
                                                                                   ---------------
                                                                                             7,949
                                                                                   ---------------
                                  SAVINGS AND LOANS: 0.2%
           5,000        C         Great Western Financial, 8.206%,
                                     due 02/01/27                                            5,433
                                                                                   ---------------
                                                                                             5,433
                                                                                   ---------------
                                  TELECOMMUNICATIONS: 1.5%
           4,000        C         AT&T Corp., 9.750%, due 11/15/31                           5,226
           6,000        C         BellSouth Corp., 4.200%, due 09/15/09                      5,984
           4,000       @@         British Telecommunications PLC,
                                     8.875%, due 12/15/30                                    5,664
           4,000      @@,+        Deutsche Telekom International
                                     Finance BV, 8.500%, due                                 4,641
           2,000                  New Cingular Wireless Services Inc,
                                     8.125%, due 05/01/12                                    2,400
           4,000                  SBC Communications, Inc., 6.150%,
                                     due 09/15/34                                            4,348
           4,000        +         Sprint Capital Corp., 4.780%,
                                     due 08/17/06                                            4,030
           3,000        C         Sprint Capital Corp., 8.375%,
                                     due 03/15/12                                            3,613
           4,000      @@,#        Telecom Italia Capital SA, 6.000%,
                                     due 09/30/34                                            4,098
           4,000      @@,#        Telefonos de Mexico SA de CV,
                                     4.750%, due 01/27/10                                    4,017
                                                                                   ---------------
                                                                                            44,021
                                                                                   ---------------
                                  Total Corporate Bonds/Notes
                                     (Cost $594,115)                                       601,483
                                                                                   ---------------
U.S. GOVERNMENT AGENCY OBLIGATIONS: 38.4%
                                  FEDERAL HOME LOAN BANK: 1.0%
$         30,000                  3.250%, due 12/17/07                             $        29,592
                                                                                   ---------------
                                                                                            29,592
                                                                                   ---------------
                                  FEDERAL HOME LOAN MORTGAGE
                                     CORPORATION: 7.9%
          60,000        C         2.700%, due 03/16/07                                      58,883
          14,000                  3.875%, due 06/15/08                                      14,012
          10,319                  4.330%, due 12/01/26                                      10,414
           2,998                  5.052%, due 04/01/35                                       3,008
           9,000                  5.214%, due 06/01/35                                       9,070
          42,000                  5.500%, due 07/15/34                                      42,591
          10,000                  5.875%, due 03/21/11                                      10,795
          35,023        C         6.000%, due 01/15/29                                      36,491
          40,000                  6.500%, due 07/15/34                                      41,412
                                                                                   ---------------
                                                                                           226,676
                                                                                   ---------------
                                  FEDERAL NATIONAL MORTGAGE
                                     ASSOCIATION: 29.5%
          30,000                  2.875%, due 05/19/08                                      29,196
           1,321       C,I        3.583%, due 07/01/27                                       1,359
          10,887                  3.583%, due 07/01/27                                      11,277
           6,856                  4.500%, due 09/25/16                                       6,866
          13,961                  4.500%, due 12/15/16                                      13,996
           5,767                  4.500%, due 06/15/17                                       5,783
          28,000                  4.500%, due 07/15/19                                      27,878
          12,000                  4.500%, due 02/15/20                                      11,748
           5,000                  4.500%, due 07/15/35                                       4,891
          14,000        C         4.750%, due 12/25/42                                      14,057
           6,684                  4.837%, due 11/01/34                                       6,764
          12,203                  4.947%, due 01/01/35                                      12,320
         117,000                  5.000%, due 07/01/18                                     118,316
           6,000                  5.000%, due 05/15/20                                       6,127
          16,307                  5.000%, due 08/15/21                                      16,408
          12,000                  5.000%, due 04/15/23                                      12,212
         197,000                  5.000%, due 07/15/34                                     197,061
          15,000                  5.250%, due 08/01/12                                      15,834
          17,673                  5.500%, due 11/15/18                                      18,124
          64,000                  5.500%, due 07/15/19                                      65,700
          14,703                  5.500%, due 11/01/33                                      14,926
         113,000                  5.500%, due 07/15/34                                     114,554
          30,985                  6.000%, due 07/25/29                                      32,467
          14,186                  6.000%, due 04/25/31                                      14,875
          27,000                  6.000%, due 07/15/34                                      27,683
          12,000                  6.625%, due 11/15/10                                      13,495
          23,238                  7.500%, due 11/01/29                                      24,850
           4,951        C         7.500%, due 06/25/32                                       5,244
           6,402        C         7.500%, due 01/25/48                                       6,798
                                                                                   ---------------
                                                                                           850,809
                                                                                   ---------------
                                  Total U.S. Government
                                     Agency Obligations
                                     (Cost $1,102,555)                                   1,107,077
                                                                                   ---------------
U.S. TREASURY OBLIGATIONS: 23.5%
                                  U.S. TREASURY BONDS: 9.5%
          25,000                  2.000%, due 01/15/14                                      27,129
          40,000                  5.375%, due 02/15/31                                      47,213
          83,000                  6.250%, due 08/15/23                                     103,461
          20,000                  8.750%, due 08/15/20                                      30,100
          23,000                  10.375%, due 11/15/12                                     26,462
          30,000                  13.250%, due 05/15/14                                     40,208
                                                                                   ---------------
                                                                                           274,573
                                                                                   ---------------

                 See Accompanying Notes to Financial Statements

PRINCIPAL
AMOUNT                                                                                  VALUE
--------------------------------------------------------------------------------------------------
                                  U.S. TREASURY NOTES: 13.3%
$         85,000                  1.625%, due 10/31/05                             $        84,568
           5,000                  3.500%, due 02/15/10                                       4,951
         118,000                  3.500%, due 05/31/07                                     117,678
          25,000                  3.625%, due 06/30/07                                      24,994
          14,000                  3.625%, due 06/15/10                                      13,930
          20,000                  3.750%, due 05/15/08                                      20,050
          14,000                  4.000%, due 04/15/10                                      14,172
          98,000        W         4.125%, due 05/15/15                                      99,487
                                                                                   ---------------
                                                                                           379,830
                                                                                   ---------------
                                  U.S. TREASURY STRIP: 0.8%
          34,000                  4.180%, due 05/15/16                                      21,777
                                                                                   ---------------
                                                                                            21,777
                                                                                   ---------------
                                  Total U.S. Treasury Obligations
                                     (Cost $671,233)                                       676,180
                                                                                   ---------------
ASSET-BACKED SECURITIES: 3.9%
                                  AUTOMOBILE ASSET-BACKED
                                     SECURITIES: 0.9%
           2,000                  Honda Auto Receivables Owner Trust,
                                     2.790%, due 03/16/09                                    1,966
           3,000                  Honda Auto Receivables Owner Trust,
                                     3.820%, due 05/21/10                                    2,982
          20,000                  USAA Auto Owner Trust, 2.040%,
                                     due 02/16/10                                           19,654
                                                                                   ---------------
                                                                                            24,602
                                                                                   ---------------
                                  CREDIT CARD ASSET-BACKED
                                     SECURITIES: 1.5%
           6,000                  Bank One Issuance Trust, 4.540%,
                                     due 09/15/10                                            6,043
           6,000                  Capital One Master Trust, 4.900%,
                                     due 03/15/10                                            6,106
          19,000                  Citibank Credit Card Issuance Trust,
                                     5.650%, due 06/16/08                                   19,316
           1,000                  Citibank Credit Card Master Trust I,
                                     5.875%, due 03/10/11                                    1,062
           8,000                  MBNA Credit Card Master Note Trust,
                                     4.950%, due 06/15/09                                    8,138
           2,000                  MBNA Master Credit Card Trust USA,
                                     5.900%, due 08/15/11                                    2,129
                                                                                   ---------------
                                                                                            42,794
                                                                                   ---------------
                                  HOME EQUITY ASSET-BACKED
                                     SECURITIES: 0.8%
          24,000                  GSAA Trust, 5.242%, due 05/25/35                          24,154
                                                                                   ---------------
                                                                                            24,154
                                                                                   ---------------
                                  OTHER ASSET-BACKED SECURITIES: 0.7%
           5,855                  Chase Funding Mortgage Loan
                                     Asset-Backed Certificates, 2.734%,
                                     due 09/25/24                                            5,817
           4,000                  Chase Funding Mortgage Loan
                                     Asset-Backed Certificates, 4.045%,
                                     due 05/25/33                                            3,981
           3,000                  Popular ABS Mortgage Pass-Through
                                     Trust, 3.735%, due 12/25/34                             2,974
           3,000                  Popular ABS Mortgage Pass-Through
                                     Trust, 4.000%, due 12/25/34                             2,974
           4,691                  Residential Asset Mortgage Products,
                                     Inc., 2.140%, due 02/25/30                              4,665
                                                                                   ---------------
                                                                                            20,411
                                                                                   ---------------
                                  Total Asset-Backed Securities
                                     (Cost $113,928)                                       111,961
                                                                                   ---------------
COLLATERALIZED MORTGAGE OBLIGATIONS: 8.8%
                                  COMMERCIAL MORTGAGE-BACKED
                                     SECURITIES: 5.3%
$           3000                  Bear Stearns Commercial Mortgage
                                     Securities, 3.880%, due 08/13/39              $         2,956
           8,000        C         Bear Stearns Commercial Mortgage
                                     Securities, 4.170%, due 01/12/41                        8,004
           8,000                  COMM, 3.600%, due 03/10/39                                 7,841
          17,000        C         CS First Boston Mortgage Securities
                                     Corp., 3.861%, due 03/15/36                            16,891
           4,000        C         CS First Boston Mortgage Securities
                                     Corp., 7.777%, due 04/14/62                             4,579
          22,000        C         DLJ Commercial Mortgage Corp.,
                                     6.240%, due 11/12/31                                   23,322
           5,000        C         DLJ Commercial Mortgage Corp.,
                                     6.460%, due 03/10/32                                    5,351
          63,000        C         DLJ Commercial Mortgage Corp.,
                                     7.300%, due 06/10/32                                   69,696
           5,309        C         GE Capital Commercial Mortgage
                                     Corp., 3.752%, due 07/10/39                             5,262
          10,000        C         JP Morgan Chase Commercial
                                     Mortgage Securities Corp.,
                                     4.223%, due 01/15/42                                    9,992
                                                                                   ---------------
                                                                                           153,894
                                                                                   ---------------
                                  WHOLE LOAN COLLATERAL PAC: 0.3%
           7,689        C         MASTR Alternative Loans Trust,
                                     8.500%, due 05/25/33                                    7,953
                                                                                   ---------------
                                                                                             7,953
                                                                                   ---------------
                                  WHOLE LOAN COLLATERALIZED
                                     MORTGAGE OBLIGATIONS: 3.1%
           6,188        C         Bank of America Mortgage Securities,
                                     5.250%, due 11/25/19                                    6,276
          10,153        C         Countrywide Home Loan Mortgage
                                     Pass Through Trust, 5.000%,
                                     due 11/25/18                                           10,217
          31,000        C         CS First Boston Mortgage
                                     Securities Corp., 4.080%,
                                     due 10/25/33                                           31,241
          16,280        C         MASTR Alternative Loans Trust,
                                     5.500%, due 01/25/20                                   16,673
           8,000                  Structured Adjustable Rate
                                     Mortgage Loan Trust, 3.624%,
                                     due 07/25/35                                            8,000
           5,000                  Structured Adjustable Rate
                                     Mortgage Loan Trust, 3.674%,
                                     due 05/25/35                                            5,000
          12,069        C         Washington Mutual, 6.000%,
                                     due 06/25/34                                           12,296
                                                                                   ---------------
                                                                                            89,703
                                                                                   ---------------
                                  WHOLE LOAN COLLATERALIZED
                                     SUPPORT CMO: 0.1%
           2,373                  Bank of America Mortgage Securities,
                                     5.500%, due 11/25/33                                    2,406
                                                                                   ---------------
                                                                                             2,406
                                                                                   ---------------
                                  Total Collateralized
                                     Mortgage Obligations
                                     (Cost $258,563)                                       253,956
                                                                                   ---------------

                 See Accompanying Notes to Financial Statements

PRINCIPAL
AMOUNT                                                                                  VALUE
--------------------------------------------------------------------------------------------------
MUNICIPAL BONDS: 0.6%
                                  MUNICIPAL: 0.6%
$          5,000                  City of New York NY,
                                     5.000%, due 11/01/08                          $         5,309
           5,000                  City of New York NY,
                                     5.000%, due 11/01/11                                    5,457
           5,000        C         City of New York NY,
                                     5.000%, due 11/01/15                                    5,512
                                                                                   ---------------
                                  Total Municipal Bonds
                                     (Cost $16,318)                                         16,278
                                                                                   ---------------
OTHER BONDS: 0.6%
                                  SOVEREIGN: 0.6%
           6,000                  Dominican Republic Intl. Bond
                                     0.370%, due 01/23/18                                    6,287
           6,000       @@         Mexico Government Intl. Bond,
                                     6.625%, due 03/03/15                                    6,618
           3,390      @@,#        Uruguay Government Intl. Bond,
                                     10.500%, due 10/20/06                                   4,899
                                                                                   ---------------
                                  Total Other Bonds
                                     (Cost $16,093)                                         17,804
                                                                                   ---------------

SHARES                                                                                  VALUE
--------------------------------------------------------------------------------------------------
PREFERRED STOCK: 1.5%
                                  BANKS: 0.7%
               2      @,#,C       DG Funding Trust                                          21,511
                                                                                   ---------------
                                                                                            21,511
                                                                                   ---------------
                                  DIVERSIFIED FINANCIAL SERVICES: 0.2%
             175       @,C        National Rural Utilities
                                     Cooperative Finance Corp.                               4,337
                                                                                   ---------------
                                                                                             4,337
                                                                                   ---------------
                                  ELECTRIC: 0.1%
             125        @         TECO Energy, Inc.                                          3,192
                                                                                   ---------------
                                                                                             3,192
                                                                                   ---------------
                                  INSURANCE: 0.5%
             520      @,@@        Aegon NV                                                  13,140
                                                                                   ---------------
                                                                                            13,140
                                                                                   ---------------
                                  Total Preferred Stock
                                     (Cost $42,321)                                         42,180
                                                                                   ---------------
                                  Total Long-Term Investments
                                     (Cost $2,818,083)                                   2,826,920
                                                                                   ---------------

PRINCIPAL
AMOUNT                                                                                  VALUE
--------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 25.2%
                                  REPURCHASE AGREEMENT: 25.2%
$        727,000        S         Morgan Stanley Repurchase
                                     Agreement dated 06/30/05,
                                     3.350%, due 07/01/05,
                                     $727,068 to be received upon
                                     repurchase (Collateralized by
                                     $2,360,000 Federal National
                                     Mortgage Association 7.250%,
                                     Market Value plus accrued interest
                                     $743,093, due 05/15/30)                       $       727,000
                                                                                   ---------------
                                  Total Short-Term Investments
                                     (Cost $727,000)                                       727,000
                                                                                   ---------------
                                  TOTAL INVESTMENTS IN
                                     SECURITIES (COST
                                     $3,545,083)*                          123.4%  $     3,553,920
                                  OTHER ASSETS AND
                                     LIABILITIES-NET                       (23.4)         (674,499)
                                                                         -------   ---------------
                                  NET ASSETS                               100.0%  $     2,879,421
                                                                         =======   ===============

@     Non-income producing security
@@    Foreign issuer
STRIP Separate Trading of Registered Interest and Principal of Securities
+     Step-up basis bonds. Interest rates shown reflect current coupon rates.
# Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds' Board of Directors/Trustees.
C     Bond may be called prior to maturity date.
S Segregated securities for futures, when-issued or delayed delivery securities held at June 30, 2005
I     Illiquid security
W     When-issued or delayed delivery security.
**    Defaulted security
X Fair value determined by ING Funds Valuation Committee appointed by the Fund's Board of Directors/Trustees.
* Cost for federal income tax purposes is $3,546,054. Net unrealized appreciation consists of:

          Gross Unrealized Appreciation                $      29,106
          Gross Unrealized Depreciation                      (21,240)
                                                       -------------
          Net Unrealized Appreciation                  $       7,866
                                                       =============

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
THE USLICO MONEY MARKET PORTFOLIO(1)             AS OF JUNE 30, 2005 (UNAUDITED)

[CHART]

                                INVESTMENT TYPES*
                               AS OF JUNE 30, 2005
                          (AS A PERCENT OF NET ASSETS)

Asset-Backed Securities                    4.1%
Certificate of Deposit                     4.1%
Corporate Bonds/Notes                     38.0%
Commercial Paper                          36.7%
U.S. Government Agency Obligations         3.3%
Repurchase Agreement                      14.0%

         * Excludes other assets and liabilities of -0.2% of net assets.

                 PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE DAILY.

PRINCIPAL
AMOUNT                                                                                  VALUE
--------------------------------------------------------------------------------------------------
CERTIFICATE OF DEPOSIT: 4.1%
$        250,000                  Barclays Bank PLC/NY, 3.275%,
                                     due 09/02/05                                  $       249,939
                                                                                   ---------------
                                  Total Certificate of Deposit
                                     (Cost $249,939)                                       249,939
                                                                                   ---------------
ASSET-BACKED SECURITY: 4.1%
         250,000                  Whitehawk CDO Funding Ltd.,
                                     3.420%, due 09/15/05                                  250,000
                                                                                   ---------------
                                  Total Asset-Backed Security
                                     (Cost $250,000)                                       250,000
                                                                                   ---------------
COMMERCIAL PAPER: 36.7%
         250,000                  American Express Bank, 3.196%,
                                     due 03/16/06                                          250,001
          24,000                  American General Finance Corp.,
                                     5.875%, due 07/14/06                                   24,451
         250,000                  Concord Minutemen Cap, 3.160%,
                                     due 07/07/06                                          249,997
         250,000                  Master Funding LLC, 3.000%,
                                     due 07/12/05                                          249,750
         250,000                  Monument Gardens, 2.970%,
                                     due 07/14/05                                          249,711
         100,000                  Morgan Stanley, 3.340%,
                                     due 08/15/05                                          100,018
          50,000                  Morgan Stanley Group, Inc.,
                                     3.750%, due 03/27/06                                   50,097
         250,000                  Saint Germain Holdings, 2.870%,
                                     due 07/12/05                                          249,761
         250,000                  Three Pillars Funding, 2.760%,
                                     due 07/08/05                                          249,847
$        100,000                  UBS Finance, 2.760%,
                                     due 07/08/05                                  $        99,939
         200,000                  Washington Mutual Bank FA,
                                     3.140%, due 05/31/06                                  200,000
         250,000                  Yorktown Capital, 2.730%,
                                     due 07/07/05                                          249,868
                                                                                   ---------------
                                  Total Commercial Paper
                                     (Cost $2,123,422)                                   2,223,440
                                                                                   ---------------
CORPORATE BONDS/NOTES: 38.0%
         100,000        #         American General Financial Corp.,
                                     3.220%, due 07/14/06                                  100,000
         240,000                  Bank One Corp., 7.625%,
                                     due 08/01/05                                          241,042
         100,000                  Bear Stearns Cos., Inc., 3.170%,
                                     due 07/05/06                                          100,000
         100,000                  Bear Stearns Cos., Inc., 3.330%,
                                     due 07/28/06                                          100,000
         250,000                  Crown Point Capital Co., 3.100%,
                                     due 08/08/05                                          249,993
         100,000                  Fannie Mae, 3.297%, due 10/07/05                         100,029
         250,000                  General Electric Capital Corp.,
                                     3.410%, due 02/03/06                                  250,353
         250,000        #         Goldman Sachs Group LP, 3.210%,
                                     due 07/17/06                                          250,000
         100,000                  HSBC Finance Corp., 7.125%,
                                     due 09/01/05                                          100,664
         250,000                  PNC Bank NA, 3.210%, due 03/21/06                        249,890
         210,000                  Royal Bank of Scotland/New York,
                                     3.246%, due 09/29/05                                  209,930
          50,000                  Societe Generale/New York,
                                     3.260%, due 03/30/06                                   49,988
         245,000                  Verizon Global Funding Corp.,
                                     6.750%, due 12/01/05                                  248,935
          50,000                  Wachovia Corp., 7.550%,
                                     due 08/18/05                                           50,270
                                                                                   ---------------
                                  Total Corporate Bonds/Notes
                                     (Cost $2,401,112)                                   2,301,094
                                                                                   ---------------
U.S. GOVERNMENT AGENCY OBLIGATIONS: 3.3%
                                  FEDERAL NATIONAL MORTGAGE
                                     ASSOCIATION: 3.3%
         200,000                  6.000%, due 12/15/05                                     202,620
                                                                                   ---------------
                                  Total U.S. Government
                                     Agency Obligations
                                     (Cost $202,620)                                       202,620
                                                                                   ---------------

                 See Accompanying Notes to Financial Statements

PRINCIPAL
AMOUNT                                                                                  VALUE
--------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT: 14.0%
$        846,000                  Morgan Stanley Repurchase
                                     Agreement dated 06/30/05, 3.350%,
                                     due 07/01/05, $846,079 to be
                                     received upon repurchase
                                     (Collateralized by $2,745,000
                                     Federal National Mortgage
                                     Association 7.250%, Market Value
                                     plus accrued interest $864,318,
                                     due 05/15/30)                                 $       846,000
                                                                                   ---------------
                                  Total Repurchase Agreement
                                     (Cost $846,000)                                       846,000
                                                                                   ---------------
                                  TOTAL INVESTMENTS IN
                                     SECURITIES (COST
                                     $6,073,093)*                          100.2%  $     6,073,093
                                  OTHER ASSETS AND
                                     LIABILITIES-NET                        (0.2)           (9,685)
                                                                         -------   ---------------
                                  NET ASSETS                               100.0%  $     6,063,408
                                                                         =======   ===============

(1) All securities with a maturity date greater than 13 months have either a variable rate, demand feature, prerefunded, optional or mandatory put resulting in an effective maturity of one year or less. Rate shown reflects current rate.
# Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds' Board of Directors/Trustees.

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
THE USLICO STOCK PORTFOLIO                       AS OF JUNE 30, 2005 (UNAUDITED)

[CHART]

                              INDUSTRY ALLOCATION*
                               AS OF JUNE 30, 2005
                          (AS A PERCENT OF NET ASSETS)

Pharmaceuticals                            9.9%
Retail                                     8.2%
Diversified Financial Services             7.7%
Oil and Gas Services                       7.7%
Repurchase Agreement                       7.7%
Miscellaneous Manufacturing                6.9%
Healthcare-Products                        6.7%
Chemicals                                  4.1%
Computers                                  4.0%
Semiconductors                             3.6%
Banks                                      3.5%
Aerospace/Defense                          3.1%
Internet                                   2.8%
Telecommunications                         2.7%
Media                                      2.5%
Other                                     19.1%

         * Excludes other assets and liabilities of 0.2% of net assets.

                 PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE DAILY.

SHARES                                                                                  VALUE
--------------------------------------------------------------------------------------------------
COMMON STOCK: 92.5%
                                  AEROSPACE/DEFENSE: 3.1%
           1,975                  Boeing Co.                                       $       130,350
           1,735                  General Dynamics Corp.                                   190,052
           3,680                  United Technologies Corp.                                188,968
                                                                                   ---------------
                                                                                           509,370
                                                                                   ---------------
                                  AGRICULTURE: 1.0%
           2,605                  Altria Group, Inc.                                       168,439
                                                                                   ---------------
                                                                                           168,439
                                                                                   ---------------
                                  BANKS: 3.5%
           3,740                  Bank of America Corp.                                    170,581
           5,650                  U.S. Bancorp                                             164,980
           3,715                  Wells Fargo & Co.                                        228,770
                                                                                   ---------------
                                                                                           564,331
                                                                                   ---------------
                                  BEVERAGES: 1.6%
           1,700                  Anheuser-Busch Cos., Inc.                                 77,775
           3,455                  PepsiCo, Inc.                                            186,328
                                                                                   ---------------
                                                                                           264,103
                                                                                   ---------------
                                  BIOTECHNOLOGY: 1.6%
           2,170        @         Amgen, Inc.                                              131,198
           3,135        @         Celgene Corp.                                            127,814
                                                                                   ---------------
                                                                                           259,012
                                                                                   ---------------
                                  CHEMICALS: 4.1%
           2,630                  Air Products & Chemicals, Inc.                           158,589
           3,270                  Dow Chemical Co.                                         145,613
           4,600                  E.I. du Pont de Nemours & Co.                            197,846
           3,510                  Praxair, Inc.                                            163,566
                                                                                   ---------------
                                                                                           665,614
                                                                                   ---------------
                                  COMPUTERS: 4.0%
           4,635        @         Dell, Inc.                                       $       183,129
          15,710        @         EMC Corp.                                                215,384
           3,300                  International Business Machines
                                     Corp.                                                 244,860
                                                                                   ---------------
                                                                                           643,373
                                                                                   ---------------
                                  COSMETICS/PERSONAL CARE: 0.9%
           2,900                  Procter & Gamble Co.                                     152,975
                                                                                   ---------------
                                                                                           152,975
                                                                                   ---------------
                                  DIVERSIFIED FINANCIAL SERVICES: 7.7%
           9,100                  Citigroup, Inc.                                          420,693
           3,715                  Goldman Sachs Group, Inc.                                379,004
           3,615                  Lehman Brothers Holdings, Inc.                           358,897
           1,610                  Morgan Stanley                                            84,477
                                                                                   ---------------
                                                                                         1,243,071
                                                                                   ---------------
                                  ELECTRONICS: 0.5%
           3,305        @         Agilent Technologies, Inc.                                76,081
                                                                                   ---------------
                                                                                            76,081
                                                                                   ---------------
                                  HEALTHCARE-PRODUCTS: 6.7%
           6,310                  Baxter Intl., Inc.                                       234,101
           4,185        @         Inamed Corp.                                             280,269
           4,485                  Johnson & Johnson                                        291,525
           2,230                  Medtronic, Inc.                                          115,492
           2,031        @         Zimmer Holdings, Inc.                                    154,701
                                                                                   ---------------
                                                                                         1,076,088
                                                                                   ---------------
                                  HEALTHCARE-SERVICES: 1.1%
           2,586        @         WellPoint, Inc.                                          180,089
                                                                                   ---------------
                                                                                           180,089
                                                                                   ---------------
                                  INSURANCE: 2.0%
           5,635                  American Intl. Group, Inc.                               327,394
                                                                                   ---------------
                                                                                           327,394
                                                                                   ---------------
                                  INTERNET: 2.8%
          12,855        @         Yahoo!, Inc.                                             445,426
                                                                                   ---------------
                                                                                           445,426
                                                                                   ---------------
                                  INVESTMENT COMPANIES: 1.7%
           5,185                  iShares Goldman Sachs
                                     Semiconductor Index Fund                              273,353
                                                                                   ---------------
                                                                                           273,353
                                                                                   ---------------
                                  LEISURE TIME: 1.7%
           4,945       @@         Carnival Corp.                                           269,750
                                                                                   ---------------
                                                                                           269,750
                                                                                   ---------------
                                  LODGING: 2.3%
           3,600                  Marriott Intl., Inc.                                     245,592
           2,145                  Starwood Hotels & Resorts
                                     Worldwide, Inc.                                       125,633
                                                                                   ---------------
                                                                                           371,225
                                                                                   ---------------
                                  MEDIA: 2.5%
           3,000        @         Cablevision Systems Corp.                                 96,600
           9,200        @         Time Warner, Inc.                                        153,732
           6,175                  Walt Disney Co.                                          155,487
                                                                                   ---------------
                                                                                           405,819
                                                                                   ---------------

                 See Accompanying Notes to Financial Statements

SHARES                                                                                  VALUE
--------------------------------------------------------------------------------------------------
                                  MINING: 1.3%
           8,170                  Alcoa, Inc.                                      $       213,482
                                                                                   ---------------
                                                                                           213,482
                                                                                   ---------------
                                  MISCELLANEOUS MANUFACTURING: 6.9%
           1,835                  3M Co.                                                   132,671
           3,100                  Danaher Corp.                                            162,254
          17,000                  General Electric Co.                                     589,050
           8,080       @@         Tyco Intl. Ltd.                                          235,936
                                                                                   ---------------
                                                                                         1,119,911
                                                                                   ---------------
                                  OIL AND GAS: 7.7%
           4,400                  ChevronTexaco Corp.                                      246,048
           8,200                  Exxon Mobil Corp.                                        471,254
           8,785      @,@@        Nabors Industries, Ltd.                                  532,547
                                                                                   ---------------
                                                                                         1,249,849
                                                                                   ---------------
                                  OIL AND GAS SERVICES: 1.0%
           3,178                  Baker Hughes, Inc.                                       162,586
                                                                                   ---------------
                                                                                           162,586
                                                                                   ---------------
                                  PHARMACEUTICALS: 9.9%
           1,935                  Allergan, Inc.                                           164,939
           4,700        @         Barr Pharmaceuticals, Inc.                               229,078
           1,925                  Eli Lilly & Co.                                          107,242
           5,825        @         Gilead Sciences, Inc.                                    256,242
          10,995                  Pfizer, Inc.                                             303,242
           9,415       @@         Teva Pharmaceutical
                                     Industries Ltd. ADR                                   293,183
           5,700                  Wyeth                                                    253,650
                                                                                   ---------------
                                                                                         1,607,576
                                                                                   ---------------
                                  RETAIL: 8.2%
           2,305                  Best Buy Co., Inc.                                       158,008
           8,140                  CVS Corp.                                                236,630
           4,025                  Dollar General Corp.                                      81,949
           3,955                  Nordstrom, Inc.                                          268,821
           3,510                  Target Corp.                                             190,979
           8,100                  Wal-Mart Stores, Inc.                                    390,420
                                                                                   ---------------
                                                                                         1,326,807
                                                                                   ---------------
                                  SEMICONDUCTORS: 3.6%
          10,380                  Intel Corp.                                              270,503
           2,045      @,@@        Marvell Technology Group Ltd.                             77,792
           6,210                  Maxim Integrated Products, Inc.                          237,284
                                                                                   ---------------
                                                                                           585,579
                                                                                   ---------------
                                  SOFTWARE: 2.4%
          15,435                  Microsoft Corp.                                          383,405
                                                                                   ---------------
                                                                                           383,405
                                                                                   ---------------
                                  TELECOMMUNICATIONS: 2.7%
           6,780        @         Cisco Systems, Inc.                                      129,566
           4,500                  QUALCOMM, Inc.                                           148,545
           6,790                  SBC Communications, Inc.                                 161,262
                                                                                   ---------------
                                                                                           439,373
                                                                                   ---------------
                                  Total Common Stock
                                     (Cost $13,583,230)                                 14,984,081
                                                                                   ---------------

PRINCIPAL
AMOUNT                                                                                  VALUE
--------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 7.7%
                                  REPURCHASE AGREEMENT: 7.7%
$      1,239,000                  Morgan Stanley Repurchase
                                     Agreement dated 06/30/05, 3.350%,
                                     Due 07/01/05, $1,239,115 to be
                                     received upon repurchase
                                     (Collateralized by $4,015,000
                                     Federal National Mortgage
                                     Association, 7.250%, Market
                                     Value plus accrued interest
                                     $1,264,203, due 05/15/30)                     $     1,239,000
                                                                                   ---------------
                                  Total Short-Term Investments
                                     (Cost $1,239,000)                                   1,239,000
                                                                                   ---------------
                                  TOTAL INVESTMENTS IN                     100.2%  $    16,223,081
                                     SECURITIES
                                     (COST $14,822,230)*
                                  OTHER ASSETS AND
                                     LIABILITIES-NET                        (0.2)          (29,256)
                                                                           -----   ---------------
                                  NET ASSETS                               100.0%  $    16,193,825
                                                                           =====   ===============

@     Non-income producing security
@@    Foreign issuer
ADR   American Depositary Receipt
* Cost for federal income tax purposes is $14,842,696. Net unrealized appreciation consists of:

          Gross Unrealized Appreciation                $   1,631,515
          Gross Unrealized Depreciation                     (251,130)
                                                       -------------
          Net Unrealized Appreciation                  $   1,380,385
                                                       =============

                 See Accompanying Notes to Financial Statements

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
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
INVESTMENT MANAGER
ING Investments, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258

ADMINISTRATOR
ING Funds Services, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258

DISTRIBUTOR
ING Funds Distributor, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258
1-800-334-3444

TRANSFER AGENT
DST Systems, Inc.
P.O. Box 419368
Kansas City, Missouri 64141

CUSTODIAN
The Bank of New York
100 Colonial Center Parkway, Suite 300
Lake Mary, Florida 32746

LEGAL COUNSEL
Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

BEFORE INVESTING, CAREFULLY CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF THE VARIABLE ANNUITY CONTRACT AND THE UNDERLYING VARIABLE INVESTMENT OPTIONS. THIS AND OTHER INFORMATION IS CONTAINED IN THE PROSPECTUS FOR THE VARIABLE ANNUITY CONTRACT AND THE UNDERLYING VARIABLE INVESTMENT OPTIONS. OBTAIN THESE PROSPECTUSES FROM YOUR AGENT/REGISTERED REPRESENTATIVE AND READ THEM CAREFULLY BEFORE INVESTING.


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